UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C1	Class C2	Class I

Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBCX	FACMX	NIBMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NTCCX	FCMNX	NMBCX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NAAFX	FNTCX	NCNBX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NAFOX	—	NIMOX	FORCX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Minnesota Intermediate Municipal Bond Fund

Nuveen Minnesota Municipal Bond Fund

Nuveen Nebraska Municipal Bond Fund

Nuveen Oregon Intermediate Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Christopher L. Drahn, CFA, Michael Hamilton and Douglas J. White, CFA, review key investment strategies and the performance of the Nuveen Minnesota Municipal Bond Fund, Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund. Doug has managed the Minnesota Fund since 1988 and the Nebraska Fund since 2011, Chris has managed the Minnesota Intermediate Fund since 1994 and Michael has managed the Oregon Intermediate Fund since 1997.

How did the Funds perform during the six-month reporting period ended November 30, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ended November 30, 2014. Each Fund’s Class A Share returns are compared with the performance of its corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of the Minnesota and Nebraska Funds outperformed the S&P Municipal Bond Index. The Class A Shares at NAV of the Minnesota Intermediate Fund modestly outpaced the S&P Municipal Bond Intermediate Index, while the Oregon Intermediate Fund slightly underperformed S&P Municipal Bond Intermediate Index. All four Funds surpassed the results of its respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2014?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Minnesota Municipal Bond Fund

Nuveen Nebraska Municipal Bond Fund

During the six-month reporting period ended November 30, 2014, the Nuveen Minnesota Municipal Bond Fund outpaced the S&P Municipal Bond Index. Duration and yield curve positioning were the main drivers of the relative outperformance. The portfolio’s

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

duration, meaning its sensitivity to changes in interest rates, remained longer than the benchmark. This allowed the Fund to benefit disproportionately from declining rates. More specifically, we had greater exposure to longer maturity bonds than the benchmark and these bonds fared particularly well amid favorable market conditions. Tempering that positive result, however, was the Fund’s modest overweighting in the 10-year portion of the yield curve, which slightly lagged the benchmark.

Sector positioning also contributed positively to relative performance. We overweighted the health care sector, which performed especially well during the reporting period. Also adding to results was our significant underweightings in state and local general obligation (GO) bonds and pre-refunded debt. Both are high quality categories that lagged the benchmark, as investors favored higher risk, lower rated credits. In contrast, we overweighted the lagging public power sector and underweighted water/sewer bonds. Both were minor negatives for relative performance.

Our credit rating stance also proved beneficial. We maintained the Fund’s typical overweighting in lower rated and non-rated bonds. As investors remained willing to accept more credit risk in exchange for yield, our increased allocation to these areas, coupled with our corresponding underweighting in lagging higher rated bonds, was helpful.

As municipal bonds rallied during the reporting period, we wanted to reduce the Fund’s duration and bring it more in line with our internal benchmark. In light of the improving U.S. economy, we saw the potential for higher interest rates down the road, which we believed would make the Fund’s long-duration stance too risky. Accordingly, we took advantage of opportunities throughout the reporting period to make the portfolio somewhat less sensitive to rate movements. This involved buying a few suitable short dated bonds as they became available, as well as selling selected longer dated holdings though the rally in the bond market was a bigger contributor to shortening the Fund’s duration. In addition, we allowed the Fund’s position in cash and cash equivalent securities to drift upward. Because these holdings have little or no interest rate risk, they served as useful placeholders in the Fund, helping us to accomplish our duration objectives when we were unable to do so through conventional purchases and sales.

New purchases targeted the lower investment grade segment of the Minnesota municipal bond market. It was fortunate that the available secondary market supply of bonds during the reporting period tended to coincide with the types of securities we preferred to add since the new issue Minnesota market offered few attractive opportunities. For example, coming into the reporting period, we were targeting transportation bonds, given that these securities’ performance has historically been positively correlated with economic growth. In fact, A-rated Minneapolis-St. Paul Metropolitan Airport Commission debt became available in the secondary municipal bond market during the reporting period and we took advantage of the opportunity to buy these bonds. The Fund’s other purchases included education, charter school and electric utility bonds. To finance these acquisitions, we used the proceeds of bond calls and also sold certain GO bonds whose performance prospects we saw as relatively limited.

The Nuveen Nebraska Municipal Bond Fund outperformed the S&P Municipal Bond Index due largely to favorable duration positioning. The Fund was especially well situated on the long end of the yield curve, with a significant overweighting in bonds with maturities of 22 years and longer.

Favorable security selection also added value. In particular, the Fund benefited from its allocation to certain health care and higher education bonds that outpaced the national municipal bond market. That outperformance was tempered, however, by an overweighting in public power bonds, which lagged. In addition, the Fund was relatively underexposed to corporate-backed industrial development revenue bonds and airport issues, two areas of typically limited supply within Nebraska. Given that both categories outperformed the national market, our reduced allocation there modestly hampered the Fund’s results.

The Fund continued to experience investment outflows during much of the reporting period, though these slowed significantly and turned slightly to inflows by the end of the reporting period. This meant we were selling securities more often than buying them. With the portfolio’s elevated duration, we wanted to reduce interest rate risk and this led us to sell certain longer dated holdings. We also maintained a larger than usual cash position, which enabled us to keep duration lower as we awaited suitable longer term investment opportunities to come to market

Our limited purchase activity included acquiring a handful of shorter maturity investments as well as selected longer dated utility revenue and health care bonds. We also bought a lower rated Ohio tobacco securitization bond issue that we believed was priced attractively enough to compensate for its lack of a tax advantage for Nebraska residents. This credit is owned widely across our mutual fund complex and is therefore followed very closely by our research analysts.

6	Nuveen Investments

Nuveen Minnesota Intermediate Municipal Bond Fund

The Nuveen Minnesota Intermediate Municipal Bond Fund outperformed the S&P Municipal Bond Intermediate Index during the six-month reporting period, with the Fund’s sector positioning the main driver of its relative results. The Fund’s overweightings in higher education and health care bonds were beneficial as these sectors performed well, reflecting investor demand for higher yielding securities in an environment of scarce income. That said, the Fund was underweighted in the industrial development revenue sector, another predominantly lower rated, higher yielding sector. Having less exposure to these corporate-backed securities tempered the Fund’s sector related outperformance.

Credit quality positioning bolstered results on a relative basis, to a lesser extent. Specifically, the Fund had overweightings in A-rated and non-rated bonds, which outpaced their higher quality counterparts as investors favored bonds offering more income. An underweighting in AAA-rated bonds was also helpful, as returns for this rating category generally did not match lower quality debt for the reporting period.

Duration and yield curve positioning were modestly beneficial. The Fund’s duration, a measure of its sensitivity to interest rate changes, was slightly longer than the benchmark through most of the reporting period. This helped the Fund benefit from declining interest rates further out the yield curve more fully than the index. From a yield curve perspective, the portfolio was lifted by its larger allocation to longer intermediate bonds with good call protection, as well as by a related underweighting in securities with very short durations. Shorter term rates generally either rose slightly or were little changed, causing short-term securities to underperform, while longer term bond prices generally appreciated in response to declining long-term rates.

The Fund experienced shareholder inflows during the reporting period. We reinvested these inflows, along with the proceeds from called and maturing bonds, predominantly in various new issues that came to market. Supply was up during the reporting period and much of our buying was concentrated in bonds with maturities in the 15-year range, reflecting both the available issuance and our assessment of value opportunities in the marketplace. Among our most notable purchases were utility bonds issued by the Western Minnesota Municipal Power Agency, transportation bonds of the Minneapolis/St. Paul Metropolitan Airports Authority and higher education debt of the University of Minnesota. We also selectively added a number of general obligation bonds.

Nuveen Oregon Intermediate Municipal Bond Fund

The Nuveen Oregon Intermediate Municipal Bond Fund slightly underperformed the S&P Municipal Intermediate Bond Index during the six-month reporting period.

The portfolio’s sector positioning had the most meaningful positive impact on performance, driven partly by the portfolio’s smaller allocation to the underperforming utilities group, which proved beneficial. More specifically, the Fund was helped by having no exposure to Puerto Rico utility bonds, which were among the municipal bond market’s worst performers during the reporting period and hindered the entire utilities sector.

The Fund also benefited from its relatively larger exposure to health care bonds, which outperformed amid comparatively strong investor demand for higher yielding securities. The Fund’s underweighting in general obligation bonds issued by the state of Oregon was also helpful, given that these securities lagged.

During the reporting period, the Fund slightly benefitted from being underweight six year and shorter duration securities. Thanks largely to investors’ appetite for higher yielding securities, longer term bonds generally outpaced their shorter term counterparts. In contrast, credit quality was a slight detractor to performance. The Funds overweight to BBB-rated securities was beneficial, however, the index was impacted by Puerto Rico during the reporting period thus influencing a negative contribution overall to the portfolio. The Fund did not own Puerto Rico credits during the reporting period. The Fund also benefitted from an underweighting to AAA-rated and AA-rated bonds. Participants in the tax exempt market remained focused on higher yielding, lower quality securities during the reporting period.

The Fund experienced significant investment inflows during the reporting period. When we invested these assets, we typically focused on bonds with durations of 10 to 14 years to help keep the Fund’s duration close to our internal target. We were particularly active early in the period, when supply was more ample and we could purchase securities at what we felt were relatively attractive valuations. We took advantage of investment opportunities across a variety of sectors, including school district, health care, water and sewer and lottery bonds.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Strong investor demand for municipal bonds also afforded us opportunities to sell some securities when we felt market prices rewarded us for doing so, and we used the proceeds to help fund our purchases. We sold some smaller holdings that were in demand by banks, which often benefit from certain community development related incentives to hold municipal bonds. We also sold some short-maturity bonds, which helped further support our desired duration positioning.

An Update Regarding Puerto Rico

We continued to monitor the broader municipal market for any impact on the Funds’ holdings and performance regarding the ongoing economic problems of Puerto Rico. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of November 2014, the Nuveen complex held $71 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations, and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of November 30, 2014.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2014, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six-months ended November 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6—Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Minnesota Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.87%	6.23%	4.44%	4.16%
Class A Shares at maximum Offering Price	(1.14)%	3.01%	3.81%	3.84%
S&P Municipal Bond Intermediate Index	1.80%	6.33%	4.90%	4.87%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	1.37%	4.91%	3.42%	3.52%

Class I Shares	2.07%	6.55%	4.62%	4.30%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.57%	N/A	N/A	3.80%
Class C1 Shares	1.63%	5.83%	3.96%	4.14%
Class C2 Shares	1.69%	5.75%	N/A	4.66%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.36%	6.96%	4.52%	4.11%
Class A Shares at maximum Offering Price	(0.68)%	3.79%	3.89%	3.79%
Class I Shares	2.55%	7.28%	4.71%	4.26%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.96%	N/A	N/A	4.20%
Class C1 Shares	2.12%	6.45%	4.03%	4.16%
Class C2 Shares	2.07%	6.37%	N/A	4.67%

Since inception returns for Class C, Class C1 and Class C2 Shares are from 2/10/14, 10/28/09 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.29%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Minnesota Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.00%	10.55%	5.99%	4.86%
Class A Shares at maximum Offering Price	(1.33)%	5.87%	5.08%	4.42%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Minnesota Municipal Debt Funds Classification Average	2.26%	7.90%	4.69%	4.12%

Class C1 Shares	2.77%	9.98%	5.50%	4.39%
Class I Shares	3.11%	10.66%	6.17%	5.06%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.52%	N/A	6.49%
Class C2 Shares	2.71%	9.92%	7.24%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.52%	11.33%	6.00%	4.82%
Class A Shares at maximum Offering Price	(0.83)%	6.68%	5.09%	4.37%
Class C1 Shares	3.39%	10.96%	5.53%	4.35%
Class I Shares	3.72%	11.65%	6.22%	5.03%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.13%	N/A	7.66%
Class C2 Shares	3.32%	10.79%	7.26%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.31%	1.41%	0.66%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Nebraska Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.12%	10.18%	4.89%	4.34%
Class A Shares at maximum Offering Price	(1.22)%	5.51%	4.00%	3.90%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C1 Shares	2.98%	9.70%	4.44%	3.92%
Class I Shares	3.21%	10.36%	5.11%	4.57%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.72%	N/A	6.17%
Class C2 Shares	2.83%	9.56%	5.63%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.01%	11.35%	4.96%	4.28%
Class A Shares at maximum Offering Price	(0.39)%	6.70%	4.07%	3.83%
Class C1 Shares	3.69%	10.77%	4.51%	3.85%
Class I Shares	4.10%	11.42%	5.18%	4.51%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.52%	N/A	6.79%
Class C2 Shares	3.63%	10.61%	5.69%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Gross Expense Ratios	0.92%	1.72%	1.37%	1.47%	0.72%
Net Expense Ratios	0.89%	1.69%	1.34%	1.44%	0.69%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.90%, 1.70%, 1.35%, 1.45% and 0.70% for Class A, Class C, Class C1, Class C2 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Oregon Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.79%	5.68%	3.78%	3.71%
Class A Shares at maximum Offering Price	(1.26)%	2.54%	3.15%	3.39%
S&P Municipal Bond Intermediate Index	1.80%	6.33%	4.90%	4.87%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	1.37%	4.91%	3.42%	3.52%

Class I Shares	1.88%	5.76%	3.95%	3.88%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.39%	N/A	3.31%
Class C2 Shares	1.50%	5.08%	4.08%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.23%	6.35%	3.84%	3.65%
Class A Shares at maximum Offering Price	(0.85)%	3.17%	3.21%	3.33%
Class I Shares	2.22%	6.43%	4.01%	3.82%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.73%	N/A	3.62%
Class C2 Shares	1.94%	5.75%	4.08%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.85%	1.65%	1.40%	0.65%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	19

Yields as of November 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	3.04%	2.35%	2.67%	2.58%	3.32%
SEC 30-Day Yield	1.57%	0.83%	1.16%	1.07%	1.82%
Taxable-Equivalent Yield (35.1%)[2]	2.42%	1.28%	1.79%	1.65%	2.80%

Nuveen Minnesota Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	3.52%	2.91%	3.23%	3.11%	3.88%
SEC 30-Day Yield	2.36%	1.66%	2.02%	1.91%	2.66%
Taxable-Equivalent Yield (35.1%)[2]	3.64%	2.56%	3.11%	2.94%	4.10%

Nuveen Nebraska Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.81%	2.11%	2.45%	2.38%	3.10%
SEC 30-Day Yield	1.82%	1.09%	1.47%	1.36%	2.10%
Taxable-Equivalent Yield (32.9%)[2]	2.71%	1.62%	2.19%	2.03%	3.13%

Nuveen Oregon Intermediate Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.69%	1.97%	2.20%	2.95%
SEC 30-Day Yield	1.21%	0.48%	0.71%	1.45%
Taxable-Equivalent Yield (35.1%)[2]	1.86%	0.74%	1.09%	2.23%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

20	Nuveen Investments

Holding

Summaries as of November 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Minnesota Intermediate Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.9%
Short-Term Investments	1.8%
Other Assets Less Liabilities	(0.7)%

Portfolio Composition

(% of total investments)

Education and Civic Organizations	24.2%
Health Care	17.9%
Tax Obligation/General	15.5%
Utilities	15.3%
Transportation	7.5%
Long-Term Care	6.6%
Tax Obligation/Limited	5.1%
Short-Term Investments	1.8%
Other	6.1%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	3.6%
AA	39.9%
A	32.9%
BBB	12.0%
BB or Lower	1.9%
N/R (not rated)	9.7%

Nuveen Investments	21

Holding Summaries as of November 30, 2014 (continued)

Nuveen Minnesota Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.8%
Short-Term Investments	1.7%
Other Assets Less Liabilities	(0.5)%

Portfolio Composition

(% of total investments)

Education and Civic Organizations	24.7%
Health Care	20.9%
Utilities	16.5%
Long-Term Care	10.2%
Tax Obligation/General	9.2%
Transportation	6.3%
Short-Term Investments	1.7%
Other	10.5%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	4.0%
AA	30.2%
A	23.7%
BBB	18.2%
BB or Lower	7.3%
N/R (not rated)	16.6%

22	Nuveen Investments

Nuveen Nebraska Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	93.9%
Short-Term Investments	7.6%
Other Assets Less Liabilities	(1.5)%

Portfolio Composition

(% of total investments)

Utilities	27.2%
Health Care	12.8%
Education and Civic Organizations	12.5%
Tax Obligation/Limited	11.1%
Tax Obligation/General	9.6%
Long-Term Care	9.3%
Short-Term Investments	7.5%
Other	10.0%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.0%
AA	41.7%
A	39.5%
BBB	2.4%
BB or Lower	0.8%
N/R (not rated)	2.6%

Nuveen Investments	23

Holding Summaries as of November 30, 2014 (continued)

Nuveen Oregon Intermediate Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.9%
Short-Term Investments	1.3%
Other Assets Less Liabilities	0.8%

Portfolio Composition

(% of total investments)

Tax Obligation/General	27.9%
Health Care	17.7%
Tax Obligation/Limited	16.2%
Education and Civic Organizations	9.1%
U.S. Guaranteed	7.4%
Water and Sewer	7.4%
Housing/Multifamily	5.3%
Short-Term Investments	1.3%
Other	7.7%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.7%
AA	42.4%
A	26.3%
BBB	14.5%
BB or Lower	0.7%
N/R (not rated)	2.4%

24	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2014.

The beginning of the period is June 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,015.70	$1,016.30	$1,016.90	$1,020.70
Expenses Incurred During Period	$4.15	$8.19	$6.42	$6.98	$3.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.90	$1,018.70	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.15	$8.19	$6.43	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.27%, 1.38% and 0.63% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Minnesota Municipal Bond Fund

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.00	$1,025.20	$1,027.70	$1,027.10	$1,031.10
Expenses Incurred During Period	$4.27	$8.28	$6.56	$7.06	$3.26
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.86	$1,016.90	$1,018.60	$1,018.10	$1,021.86
Expenses Incurred During Period	$4.26	$8.24	$6.53	$7.03	$3.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.63%, 1.29%, 1.39% and 0.64% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Nebraska Municipal Bond Fund

	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,031.20	$1,027.20	$1,029.80	$1,028.30	$1,032.10
Expenses Incurred During Period	$4.53	$8.59	$6.82	$7.32	$3.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.61	$1,016.60	$1,018.35	$1,017.85	$1,021.61
Expenses Incurred During Period	$4.51	$8.54	$6.78	$7.28	$3.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.89%, 1.69%, 1.34%, 1.44% and 0.69% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

26	Nuveen Investments

Nuveen Oregon Intermediate Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.90	$1,013.90	$1,015.00	$1,018.80
Expenses Incurred During Period	$4.25	$8.28	$7.02	$3.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.86	$1,016.85	$1,018.10	$1,021.86
Expenses Incurred During Period	$4.26	$8.29	$7.03	$3.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.64%, 1.39% and 0.64% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	27

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Minnesota Intermediate Municipal Bond Fund	Nuveen Minnesota Municipal Bond Fund	Nuveen Nebraska Municipal Bond Fund	Nuveen Oregon Intermediate Municipal Bond Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	17,433,481	9,467,996	2,824,597	7,999,712
Against	81,865	284,442	43,423	21,734
Abstain	18,208	517,035	35,697	56,567
Broker Non-Votes	5,966,322	4,077,007	1,965,213	5,099,940
Total	23,499,876	14,346,480	4,868,930	13,177,953

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	17,424,765	9,466,142	2,817,200	8,005,598
Against	82,186	271,269	47,855	21,734
Abstain	26,602	532,061	38,662	50,681
Broker Non-Votes	5,966,323	4,077,008	1,965,213	5,099,940
Total	23,499,876	14,346,480	4,868,930	13,177,953

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	17,371,985	9,362,784	2,821,130	8,011,899
Against	133,548	352,394	40,933	22,932
Abstain	28,020	554,295	41,654	43,181
Broker Non-Votes	5,966,323	4,077,007	1,965,213	5,099,941
Total	23,499,876	14,346,480	4,868,930	13,177,953

b. Eliminate the fundamental policy related to investing for control.
For	17,408,972	9,340,230	2,810,151	7,984,248
Against	95,093	353,643	48,330	24,412
Abstain	29,488	575,599	45,236	69,352
Broker Non-Votes	5,966,323	4,077,008	1,965,213	5,099,941
Total	23,499,876	14,346,480	4,868,930	13,177,953

28	Nuveen Investments

	Nuveen Minnesota Intermediate Municipal Bond Fund	Nuveen Minnesota Municipal Bond Fund	Nuveen Nebraska Municipal Bond Fund	Nuveen Oregon Intermediate Municipal Bond Fund
c. Revise the fundamental policy related to alternative minimum tax.
For	17,318,007	9,343,344	2,825,033	7,984,248
Against	190,580	370,320	40,933	45,288
Abstain	24,966	555,809	37,750	48,476
Broker Non-Votes	5,966,323	4,077,007	1,965,214	5,099,941
Total	23,499,876	14,346,480	4,868,930	13,177,953

Approval of the Board Members was reached as follows:

William Adams IV
For	875,153,250	875,153,250	875,153,250	875,153,250
Withhold	6,616,294	6,616,294	6,616,294	6,616,294
Total	881,769,544	881,769,544	881,769,544	881,769,544

Robert P. Bremner
For	767,672,659	767,672,659	767,672,659	767,672,659
Withhold	114,096,885	114,096,885	114,096,885	114,096,885
Total	881,769,544	881,769,544	881,769,544	881,769,544

Jack B. Evans
For	767,867,187	767,867,187	767,867,187	767,867,187
Withhold	113,902,357	113,902,357	113,902,357	113,902,357
Total	881,769,544	881,769,544	881,769,544	881,769,544

William C. Hunter
For	875,066,364	875,066,364	875,066,364	875,066,364
Withhold	6,703,180	6,703,180	6,703,180	6,703,180
Total	881,769,544	881,769,544	881,769,544	881,769,544

David J. Kundert
For	767,748,278	767,748,278	767,748,278	767,748,278
Withhold	114,021,266	114,021,266	114,021,266	114,021,266
Total	881,769,544	881,769,544	881,769,544	881,769,544

John K. Nelson
For	875,059,020	875,059,020	875,059,020	875,059,020
Withhold	6,710,524	6,710,524	6,710,524	6,710,524
Total	881,769,544	881,769,544	881,769,544	881,769,544

William J. Schneider
For	874,871,626	874,871,626	874,871,626	874,871,626
Withhold	6,897,918	6,897,918	6,897,918	6,897,918
Total	881,769,544	881,769,544	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	874,799,740	874,799,740	874,799,740	874,799,740
Withhold	6,969,804	6,969,804	6,969,804	6,969,804
Total	881,769,544	881,769,544	881,769,544	881,769,544

Nuveen Investments	29

Shareholder Meeting Report (continued)

	Nuveen Minnesota Intermediate Municipal Bond Fund	Nuveen Minnesota Municipal Bond Fund	Nuveen Nebraska Municipal Bond Fund	Nuveen Oregon Intermediate Municipal Bond Fund
Judith M. Stockdale
For	874,933,639	874,933,639	874,933,639	874,933,639
Withhold	6,835,905	6,835,905	6,835,905	6,835,905
Total	881,769,544	881,769,544	881,769,544	881,769,544

Carole E. Stone
For	767,948,250	767,948,250	767,948,250	767,948,250
Withhold	113,821,294	113,821,294	113,821,294	113,821,294
Total	881,769,544	881,769,544	881,769,544	881,769,544

Virginia L. Stringer
For	875,081,812	875,081,812	875,081,812	875,081,812
Withhold	6,687,732	6,687,732	6,687,732	6,687,732
Total	881,769,544	881,769,544	881,769,544	881,769,544

Terence J. Toth
For	767,738,756	767,738,756	767,738,756	767,738,756
Withhold	114,030,788	114,030,788	114,030,788	114,030,788
Total	881,769,544	881,769,544	881,769,544	881,769,544

30	Nuveen Investments

Nuveen Minnesota Intermediate Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.9%

	MUNICIPAL BONDS – 98.9%

	Education and Civic Organizations – 24.4%

$395	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32	No Opt. Call	BBB–	$409,694

210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27	No Opt. Call	BBB–	224,505

500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.500%, 8/01/36	8/22 at 100.00	BBB–	546,290

	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010:
635	4.000%, 5/01/18	No Opt. Call	A2	676,440
255	4.000%, 5/01/19	No Opt. Call	A2	274,161

1,300	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB	1,391,702

	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refundinjg Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	610,539
315	4.000%, 9/01/21	9/20 at 100.00	A2	348,223

3,495	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB+	3,643,957

815	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/18 at 100.00	Baa3	849,377

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2006-J-1:
375	5.000%, 5/01/16	5/15 at 100.00	Baa3	381,011
1,295	5.000%, 5/01/20	5/15 at 100.00	Baa3	1,307,678

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,125	5.500%, 5/01/18	5/17 at 100.00	N/R	1,179,000
1,185	5.500%, 5/01/19	5/17 at 100.00	N/R	1,238,787
1,050	5.500%, 5/01/24	5/17 at 100.00	N/R	1,087,517

1,585	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2008-V, 4.500%, 3/01/17	No Opt. Call	Baa1	1,696,600

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31	3/20 at 100.00	Baa1	326,763

150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J , 6.000%, 12/01/28	12/19 at 100.00	Baa2	165,676

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
200	4.000%, 12/01/20	No Opt. Call	Baa2	213,946
310	3.375%, 12/01/22	No Opt. Call	Baa2	316,095

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 2007-6S:
360	4.375%, 12/01/16	No Opt. Call	Baa2	385,052
380	4.500%, 12/01/17	No Opt. Call	Baa2	418,084

Nuveen Investments	31

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	$813,608

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B:
1,530	5.000%, 10/01/18	No Opt. Call	A3	1,748,530
1,040	5.000%, 10/01/23	10/19 at 100.00	A3	1,173,650
175	4.250%, 10/01/24	10/19 at 100.00	A3	188,962

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2013-7W:
350	4.000%, 10/01/21	No Opt. Call	A3	385,945
250	5.000%, 10/01/22	No Opt. Call	A3	291,680
500	5.000%, 10/01/23	No Opt. Call	A3	587,425
990	4.250%, 10/01/28	10/23 at 100.00	A3	1,071,447

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,000	4.125%, 10/01/18	No Opt. Call	Baa2	1,081,440
1,385	4.375%, 10/01/20	No Opt. Call	Baa2	1,535,217
500	4.500%, 10/01/21	10/20 at 100.00	Baa2	550,240
250	5.000%, 10/01/29	10/20 at 100.00	Baa2	272,195

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
1,000	4.250%, 10/01/18	No Opt. Call	Baa2	1,076,620
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	701,319

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K:
340	5.000%, 5/01/15	No Opt. Call	Baa2	345,566
355	5.000%, 5/01/16	5/15 at 100.00	Baa2	360,410
370	5.000%, 5/01/17	5/15 at 100.00	Baa2	375,173

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
740	5.000%, 10/01/23	10/22 at 100.00	Baa1	844,088
490	5.000%, 10/01/24	10/22 at 100.00	Baa1	552,985

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Refunding Series 2007-6O, 5.000%, 10/01/16	No Opt. Call	A1	539,985

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X:
500	4.500%, 4/01/21	4/17 at 100.00	A2	538,805
1,250	5.000%, 4/01/24	4/17 at 100.00	A2	1,364,463

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A:
1,125	4.500%, 10/01/18	No Opt. Call	A2	1,268,696
1,975	4.500%, 10/01/19	No Opt. Call	A2	2,259,084

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
2,000	4.000%, 4/01/25	4/23 at 100.00	A2	2,203,620
775	4.000%, 4/01/26	4/23 at 100.00	A2	844,502
300	4.000%, 4/01/27	4/23 at 100.00	A2	323,712

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Minnesota Higher Education Facilities Authority, Saint John’s University Revenue Bonds, Series 2008-6U:
$290	4.200%, 10/01/19	10/18 at 100.00	A2	$320,317
385	4.300%, 10/01/20	10/18 at 100.00	A2	422,176
145	4.500%, 10/01/22	10/18 at 100.00	A2	160,893

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	Aa2	1,073,433
1,755	4.000%, 10/01/23	10/19 at 100.00	Aa2	1,896,769

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	Aa2	1,696,664
880	4.375%, 10/01/25	10/21 at 100.00	Aa2	983,875
905	4.500%, 10/01/26	10/21 at 100.00	Aa2	1,012,559

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2005A:
500	4.100%, 12/15/14	No Opt. Call	A3	500,835
880	4.200%, 12/15/15	No Opt. Call	A3	911,935
925	4.300%, 12/15/16	12/15 at 100.00	A3	955,904
1,005	5.000%, 12/15/18	12/15 at 100.00	A3	1,038,466
1,060	5.000%, 12/15/19	12/15 at 100.00	A3	1,092,277

500	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BB+	511,990

400	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/26	12/21 at 100.00	BBB–	436,975

960	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB–	1,057,536

	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
250	4.000%, 7/01/23	No Opt. Call	BB+	247,128
700	5.000%, 7/01/33	7/23 at 100.00	BB+	711,704

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	503,955

200	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BBB–	194,368

2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,657,827

	University of Minnesota, General Obligation Bonds, Series 2014B:
1,000	4.000%, 1/01/31	1/24 at 100.00	Aa1	1,082,760
1,000	4.000%, 1/01/32	1/24 at 100.00	Aa1	1,076,970

1,020	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19	6/19 at 100.00	Aa1	1,193,094

	University of Minnesota, General Revenue Bonds, Series 2013A:
990	4.000%, 2/01/25	2/23 at 100.00	Aa1	1,110,750
2,000	4.000%, 2/01/27	2/23 at 100.00	Aa1	2,203,660
60,995	Total Education and Civic Organizations			66,045,284

	Health Care – 18.0%

735	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.250%, 2/01/15	No Opt. Call	N/R	739,704

Nuveen Investments	33

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,340	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/17	No Opt. Call	N/R	$1,419,274

400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25	8/17 at 100.00	BBB–	411,880

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
660	4.000%, 4/01/25	4/22 at 100.00	BBB	689,456
400	4.000%, 4/01/26	4/22 at 100.00	BBB	414,744

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
1,000	5.000%, 5/01/17	No Opt. Call	Baa1	1,076,910
585	4.500%, 5/01/23	5/17 at 100.00	Baa1	599,256

1,730	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 4.500%, 9/01/17	9/15 at 100.00	Baa1	1,766,780

1,000	Meeker County, Minnesota, Gross Revenue Hospital Facilities Bonds, Meeker County Memorial Hospital Project, Series 2007, 5.625%, 11/01/22	11/17 at 100.00	N/R	1,062,000

4,550	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	5,307,120

680	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	797,184

1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	A+	1,152,950

1,035	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA	1,197,029

	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A:
190	5.500%, 11/15/17 – NPFG Insured	5/15 at 100.00	AA–	190,800
10	5.750%, 11/15/26 – NPFG Insured	5/15 at 100.00	AA–	10,022

	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	12/20 at 100.00	N/R	279,395
250	4.050%, 12/01/26	12/20 at 100.00	N/R	253,720
250	4.150%, 12/01/27	12/20 at 100.00	N/R	254,772

500	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C, 5.400%, 12/01/33	12/20 at 100.00	N/R	529,525

1,080	Northfield, Minnesota, Hospital Revenue Bonds, Refunding Series 2006, 5.500%, 11/01/17	11/16 at 100.00	BBB	1,158,084

1,015	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21	12/16 at 100.00	N/R	1,056,798

2,075	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	2,409,199

1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	A–	1,124,240

500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 3.000%, 7/01/25	7/23 at 100.00	A–	504,540

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	1,114,600

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,020	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	A1	$1,135,974

2,500	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.625%, 7/01/26	7/18 at 100.00	A	2,773,525

1,455	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.500%, 7/01/29	7/19 at 100.00	A	1,646,245

1,350	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/19	11/16 at 100.00	A	1,448,185

1,200	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A, 5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,341,144

3,075	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	3,484,375

1,025	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19	No Opt. Call	A–	1,140,569

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2010:
1,560	5.000%, 2/01/19	2/15 at 100.00	A–	1,565,694
500	5.000%, 2/01/20	2/15 at 100.00	A–	501,770

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
160	5.250%, 5/01/15	No Opt. Call	BB+	163,150
2,000	5.750%, 5/01/25	5/15 at 100.00	BB+	2,023,680

	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,200	5.000%, 9/01/27	9/24 at 100.00	A	1,406,112
815	5.000%, 9/01/29	9/24 at 100.00	A	943,754

1,850	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.150%, 11/15/20	11/15 at 100.00	BBB–	1,900,931

1,000	Winona Health Care Facilities Revenue Refunding Bonds, Minnesota, Winona Health Obligated Group, Series 2007, 5.000%, 7/01/20	7/17 at 100.00	BBB–	1,073,290

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
485	4.500%, 7/01/24	7/21 at 100.00	BBB–	516,554
250	5.000%, 7/01/34	7/21 at 100.00	BBB–	268,697
44,705	Total Health Care			48,853,631

	Housing/Multifamily – 0.2%

500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	532,745

	Housing/Single Family – 0.9%

840	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	899,959

835	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	875,848

530	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (Alternative Minimum Tax)	1/22 at 100.00	AA+	560,963

Nuveen Investments	35

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$175	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	AA+	$188,307
2,380	Total Housing/Single Family			2,525,077

	Industrials – 1.4%

505	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A, 4.625%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A+	505,152

2,020	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	2,300,962

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.000%, 6/01/28	6/21 at 100.00	A+	1,048,760
3,525	Total Industrials			3,854,874

	Long-Term Care – 6.7%

1,000	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/25	11/24 at 100.00	A3	1,187,860

565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	A3	602,714

800	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/33	8/23 at 100.00	N/R	883,528

1,435	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen – Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24) (WI/DD, Settling 12/18/14)	9/18 at 100.00	N/R	1,445,275

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,483,874
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,680,640

1,500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	1,547,805

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	No Opt. Call	N/R	1,007,330

2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	A1	2,221,020

1,000	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	1,061,360

2,270	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,293,109

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
625	5.100%, 5/01/24 – AGM Insured	5/19 at 102.00	N/R	684,806
310	5.300%, 5/01/27	5/19 at 102.00	N/R	338,749
500	5.300%, 11/01/27	5/19 at 102.00	N/R	546,370
515	5.500%, 11/01/32	5/19 at 102.00	N/R	561,705

445	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.000%, 11/01/17	5/15 at 100.00	N/R	450,153
17,015	Total Long-Term Care			17,996,298

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 15.6%

$500	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007D, 5.000%, 2/01/24	2/17 at 100.00	Aa1	$544,340

1,000	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008A, 5.000%, 2/01/20	2/18 at 100.00	Aa1	1,121,740

	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008C:
285	4.100%, 2/01/18	No Opt. Call	Aa1	314,985
595	4.200%, 2/01/19	2/18 at 100.00	Aa1	653,649

	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23	2/21 at 100.00	Aa3	757,498
750	5.500%, 2/01/24	2/21 at 100.00	Aa3	888,218
875	5.500%, 2/01/25	2/21 at 100.00	Aa3	1,030,277
1,010	5.500%, 2/01/26	2/21 at 100.00	Aa3	1,185,548
1,150	5.500%, 2/01/27	2/21 at 100.00	Aa3	1,346,351

2,835	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	3,198,645

350	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2007A, 4.200%, 2/01/25 – AGM Insured	2/17 at 100.00	Aa2	371,360

1,200	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/20	2/18 at 100.00	Aa2	1,312,572

1,000	Chaska Independent School District 112, Carver County, Minnesota, General Obligation Bonds, Series 2007A, 4.250%, 2/01/19 – NPFG Insured	2/17 at 100.00	Aa2	1,067,400

450	Chatfield Independent School District 227, Olmstead County, Minnesota, General Obligation Bonds, Series 2007A, 4.000%, 2/01/18 – AGM Insured	No Opt. Call	AA+	494,892

	Dakota County Community Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Senior Housing Facilities, Series 2007A:
510	4.375%, 1/01/19	7/17 at 100.00	AAA	552,983
215	4.500%, 1/01/20	7/17 at 100.00	AAA	233,460

1,185	Duluth Independent School District 709, Saint Louis County, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/22 – AGM Insured	2/18 at 100.00	Aa2	1,269,265

	Duluth, Minnesota, General Obligation Bonds, DECC Improvement Series 2008A:
1,160	4.500%, 2/01/21	2/18 at 100.00	AA	1,274,770
465	4.500%, 2/01/22	2/18 at 100.00	AA	511,007
1,100	4.625%, 2/01/24	2/18 at 100.00	AA	1,207,327

455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AA+	486,723

2,025	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22	2/19 at 100.00	AA+	2,206,825

	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A:
1,000	4.000%, 2/01/26	2/23 at 100.00	Aa2	1,105,640
1,275	4.000%, 2/01/27	2/23 at 100.00	Aa2	1,400,894

1,000	Mahtomedi Independent School District 832, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 5.000%, 2/01/28	2/25 at 100.00	AA+	1,210,660

1,135	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Series 2007, 4.000%, 2/01/18	2/15 at 100.00	AA+	1,141,958

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,053,700

Nuveen Investments	37

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 4.000%, 10/01/25	10/23 at 100.00	AA+	$1,137,210

2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/25	8/23 at 100.00	AA+	2,449,600

2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.500%, 10/01/28	10/23 at 100.00	AA+	2,087,380

	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013H:
525	4.000%, 2/01/25	2/23 at 100.00	Aaa	589,034
600	4.000%, 2/01/26	2/23 at 100.00	Aaa	667,128

620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System – Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AA+	694,053

500	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Series 2008B, 4.500%, 2/01/21	2/18 at 100.00	Aa2	543,330

1,140	Rochester, Minnesota, General Obligation Bonds, Waste Water Series 2007A, 4.000%, 12/01/18	6/17 at 100.00	AAA	1,229,080

1,000	Saint Cloud, Minnesota, General Obligation Bonds, Library Sales Tax Series 2006B, 4.000%, 2/01/18 – AGM Insured	2/16 at 100.00	AA+	1,037,470

600	Saint Louis County Independent School District 2142, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 3.500%, 2/01/23	2/22 at 100.00	AA+	647,898

1,000	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,215,350

1,230	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	1,289,200

640	Wright County, Minnesota, General Obligation Bonds, Jail Series 2007A, 4.500%, 12/01/20	12/17 at 100.00	AA+	700,525
38,015	Total Tax Obligation/General			42,229,945

	Tax Obligation/Limited – 5.1%

1,910	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,129,956

780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	867,641

	Hennepin County, Minnesota, Sales Tax Revenue Bonds, Ballpark Project, Second Lien Series 2008B:
690	4.375%, 12/15/22	12/17 at 100.00	AA+	755,433
1,000	5.000%, 12/15/29	12/17 at 100.00	AA+	1,103,000

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
1,000	5.200%, 2/01/22	2/15 at 100.00	N/R	1,000,300
400	5.350%, 2/01/30	2/15 at 100.00	N/R	400,032

810	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.000%, 2/01/17	2/15 at 100.00	N/R	811,588

570	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.300%, 2/01/21	2/15 at 100.00	N/R	570,632

1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA	1,362,750

	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008:
190	4.500%, 12/01/19	12/17 at 100.00	AA+	207,662
290	4.500%, 12/01/20	12/17 at 100.00	AA+	314,461

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 5.000%, 11/01/29 (WI/DD, Settling 12/09/14)	11/24 at 100.00	A+	$583,175

	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
325	4.000%, 2/01/19	No Opt. Call	AA–	356,505
340	4.100%, 2/01/20	No Opt. Call	AA–	378,821

1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA	2,224,389

640	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/20	No Opt. Call	BBB	724,851
12,525	Total Tax Obligation/Limited			13,791,196

	Transportation – 7.6%

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA–	1,118,050
1,000	5.000%, 1/01/20	1/19 at 100.00	AA–	1,151,060
500	5.000%, 1/01/21	1/19 at 100.00	AA–	575,530

2,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2005B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/15 at 100.00	A	2,154,331

1,510	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	1,603,136

2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A	2,673,512

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B:
2,550	5.000%, 1/01/29	1/22 at 100.00	A	2,900,599
2,750	5.000%, 1/01/30	1/22 at 100.00	A	3,122,433

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A, 5.000%, 1/01/30	1/24 at 100.00	A	1,742,970

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
805	4.000%, 8/01/21	8/18 at 102.00	A+	876,645
895	4.125%, 8/01/23	8/18 at 102.00	A+	971,863
935	4.250%, 8/01/24	8/18 at 102.00	A+	1,027,874
575	4.250%, 8/01/25	8/18 at 102.00	A+	625,048
18,495	Total Transportation			20,543,051

	U.S. Guaranteed – 1.8% (4)

500	Bemidji, Minnesota, Health Care Facilities First Mortgage Revenue Bonds, North Country Health Services, Refunding Series 2006, 5.000%, 9/01/17 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	539,930

1,155	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.750%, 11/01/20 (Pre-refunded 11/01/15)	11/15 at 100.00	N/R (4)	1,198,682

2,000	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.600%, 4/01/25 (Pre-refunded 12/31/14)	12/14 at 101.00	N/R (4)	2,022,340

465	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/16 (ETM)	No Opt. Call	AA– (4)	487,097

Nuveen Investments	39

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$385	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/17 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	$403,295

200	Zumbrota-Mazeppa Independent School District 2805, Wabasha County, Minnesota, General Obligation Bonds, Alternate Facilities Series 2008A, 4.000%, 2/01/19 (Pre-refunded 2/01/18)	2/18 at 100.00	AA+ (4)	217,868
4,705	Total U.S. Guaranteed			4,869,212

	Utilities – 15.4%

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
475	4.000%, 12/01/28	12/24 at 100.00	AA	507,951
495	4.000%, 12/01/29	12/24 at 100.00	AA	525,413

1,010	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 4.200%, 10/01/15	No Opt. Call	A2	1,041,997

1,140	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA	1,338,884

	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
500	5.000%, 12/01/25	12/22 at 100.00	A1	580,495
670	5.000%, 12/01/26	12/22 at 100.00	A1	771,063

500	Litchfield, Minnesota, Electric Utility Revenue Bonds, Series 2009C, 5.000%, 2/01/29 – AGC Insured	2/18 at 100.00	AA	549,555

340	Marshall, Minnesota, Public Utility Revenue Bonds, Series 2009A, 3.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	369,322

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2007:
420	4.125%, 10/01/17	No Opt. Call	A2	459,215
1,000	5.250%, 10/01/22	10/17 at 100.00	A2	1,116,170

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
600	5.000%, 10/01/27 (WI/DD, Settling 12/17/14)	10/24 at 100.00	A2	704,100
1,000	3.500%, 10/01/28 (WI/DD, Settling 12/17/14)	10/24 at 100.00	A2	1,003,100
600	5.000%, 10/01/29 (WI/DD, Settling 12/17/14)	10/24 at 100.00	A2	696,312

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014:
500	5.000%, 10/01/29	10/24 at 100.00	A2	580,260
500	5.000%, 10/01/30	10/24 at 100.00	A2	577,050

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A:
460	5.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A–	501,349
1,050	5.000%, 1/01/19 – AGC Insured	1/18 at 100.00	AA	1,170,561

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
1,715	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	1,930,867
2,155	5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA	2,390,628

2,940	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A–	3,443,357

1,430	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/30	1/23 at 100.00	A–	1,628,026

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
570	5.000%, 12/01/33	12/23 at 100.00	Aa3	665,036
625	5.000%, 12/01/43	12/23 at 100.00	Aa3	713,756

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$295	Shakopee Public Utilities Commission, Minnesota, Public Utilities Crossover Refunding Revenue Bonds, Series 2006A, 4.250%, 2/01/18 – AGM Insured	2/15 at 100.00	A2	$296,959

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	3,180,310
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	AA–	4,381,350

1,250	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A, 5.000%, 1/01/29	1/23 at 100.00	Aa3	1,456,213

	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
2,850	5.000%, 1/01/29	1/24 at 100.00	Aa3	3,371,465
2,750	5.000%, 1/01/30	1/24 at 100.00	Aa3	3,233,780
1,000	5.000%, 1/01/31	1/24 at 100.00	Aa3	1,172,420
1,250	5.000%, 1/01/32	1/24 at 100.00	Aa3	1,462,250
38,590	Total Utilities			41,819,214

	Water and Sewer – 1.8%

	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Refunding Series 2014A:
1,905	4.000%, 11/01/24 – BAM Insured	11/23 at 100.00	AA	2,132,514
2,000	4.000%, 11/01/28 – BAM Insured	11/23 at 100.00	AA	2,145,020

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/16 – AGC Insured	No Opt. Call	AA	511,365
4,405	Total Water and Sewer			4,788,899
$245,855	Total Long-Term Investments (cost $250,902,521)			267,849,426

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 1.8%

4,970,532	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$4,970,532
	Total Short-Term Investments (cost $4,970,532)			4,970,532
	Total Investments (cost $255,873,053) – 100.7%			272,819,958
	Other Assets Less Liabilities – (0.7)%			(1,942,931)
	Net Assets – 100%			$270,877,027

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(ETM)	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Minnesota Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 98.8%

	Consumer Staples – 0.9%

$1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$2,012,616

	Education and Civic Organizations – 24.8%

660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	674,810

1,600	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2014A, 5.000%, 6/01/47	6/20 at 102.00	BBB–	1,630,832

1,500	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,573,995

2,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008, 5.750%, 8/01/42	8/16 at 102.00	BB	2,031,040

800	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	947,176

1,350	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	No Opt. Call	BBB–	1,394,591

1,135	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy PRoject, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	BBB–	1,211,272

	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A:
1,750	5.600%, 11/01/30	11/18 at 102.00	BBB–	1,865,500
875	5.875%, 11/01/40	11/20 at 100.00	BBB–	932,347

950	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 100.00	BBB–	1,040,241

375	Granite Falls, Minnesota, General Obligation Bonds, Series 2014C, 3.250%, 2/01/29	2/24 at 100.00	A+	381,405

500	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BBB–	517,755

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A:
2,675	6.000%, 7/01/43	7/23 at 100.00	BB	2,848,313
1,260	6.125%, 7/01/48	7/23 at 100.00	BB	1,336,394

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
150	4.250%, 8/01/20	8/18 at 100.00	BBB+	156,393
4,100	4.875%, 8/01/25	8/18 at 100.00	BBB+	4,258,670

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
440	3.350%, 5/01/22	5/21 at 100.00	Baa3	447,093
395	3.500%, 5/01/23	5/21 at 100.00	Baa3	400,953

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,725	5.500%, 5/01/26	5/17 at 100.00	N/R	1,784,616
820	5.500%, 5/01/27	5/17 at 100.00	N/R	848,339
1,500	5.500%, 5/01/37	5/17 at 100.00	N/R	1,543,440

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J , 6.300%, 12/01/40	12/19 at 100.00	Baa2	$2,072,302

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/31	10/19 at 100.00	A3	1,120,820

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	701,319
2,000	6.000%, 10/01/40	10/21 at 100.00	Baa2	2,226,480

30	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/26	5/15 at 100.00	Baa2	30,177

1,485	Moorhead, Minnesota, Golf Course Revneue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	12/14 at 100.00	N/R	1,485,460

1,130	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	1,135,119

550	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	604,532

	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A:
1,560	5.250%, 9/01/32	No Opt. Call	BB+	1,617,065
1,695	5.500%, 9/01/43	9/20 at 101.00	BB+	1,756,444

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42	9/21 at 100.00	BBB–	1,703,715

1,450	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,441,068

2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	2,122,120

2,920	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,943,097

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
185	2.400%, 3/01/17	No Opt. Call	BBB–	183,590
185	2.600%, 3/01/18	No Opt. Call	BBB–	183,294

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	1,351,805

	St. Paul Housing and Redevelopment Authority, Minnesota, Perfromaing Arts Facility Revenue Bonds, Ordway Center for the Performing Arts, Series 2012:
330	1.950%, 7/01/16	No Opt. Call	N/R	330,155
200	2.050%, 7/01/17	No Opt. Call	N/R	200,064
1,035	2.200%, 7/01/18	No Opt. Call	N/R	1,035,217

1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	1,827,518
51,115	Total Education and Civic Organizations			53,896,536

	Health Care – 21.1%

2,470	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	N/R	2,569,146

Nuveen Investments	43

Nuveen Minnesota Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
$375	4.000%, 4/01/22	No Opt. Call	BBB	$399,098
500	4.000%, 4/01/27	4/22 at 100.00	BBB	515,065
760	4.000%, 4/01/31	4/22 at 100.00	BBB	780,915

2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40	7/20 at 100.00	A	2,799,500

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
25	5.000%, 5/01/20	5/17 at 100.00	Baa1	26,323
1,800	4.500%, 5/01/23	5/17 at 100.00	Baa1	1,843,866
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,047,290

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
70	6.000%, 11/15/18	No Opt. Call	A	77,020
3,225	6.625%, 11/15/28	11/18 at 100.00	A	3,799,792
245	6.750%, 11/15/32	11/18 at 100.00	A	288,625

685	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	803,046

130	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	141,796

2,435	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	A+	2,741,713

1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA	1,103,339

125	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	5/15 at 100.00	A	125,540

1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	A–	1,915,781

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D:
25	5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	27,865
60	5.500%, 5/01/39 – AGC Insured	5/19 at 100.00	A1	66,604

1,045	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	1,171,226

1,235	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.750%, 7/01/30	7/18 at 100.00	A	1,376,309

	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009:
15	5.500%, 7/01/29	7/19 at 100.00	A	16,972
2,625	5.750%, 7/01/39	7/19 at 100.00	A	2,957,010

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	2,154,348

3,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	3,493,908

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29	2/19 at 100.00	A–	$2,175,669

900	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB+	910,080

1,800	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,821,186

1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,386,110

	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,980	4.000%, 9/01/31	9/24 at 100.00	A	2,061,160
1,365	5.000%, 9/01/34	9/24 at 100.00	A	1,542,586

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
170	6.000%, 11/15/25	11/15 at 100.00	BBB–	176,768
1,100	6.000%, 11/15/30	11/15 at 100.00	BBB–	1,144,099

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB–	527,645
350	4.000%, 7/01/22	7/21 at 100.00	BBB–	368,116
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB–	1,352,626
42,045	Total Health Care			45,708,142

	Housing/Multifamily – 1.6%

840	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aa1	847,602

2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,607,250
3,340	Total Housing/Multifamily			3,454,852

	Housing/Single Family – 2.0%

105	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	111,750

83	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	85,389

410	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (Alternative Minimum Tax)	5/17 at 102.00	AA+	437,486

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B:
80	4.000%, 7/01/21	No Opt. Call	Aaa	88,225
5	5.000%, 1/01/31	7/21 at 100.00	Aaa	5,458

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
45	4.375%, 7/01/26	7/21 at 100.00	Aaa	47,201
625	4.700%, 1/01/31	7/21 at 100.00	Aaa	682,050

25	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	25,246

Nuveen Investments	45

Nuveen Minnesota Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$20	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2006Q, 5.250%, 7/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	$20,624

2,665	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	2,711,104

60	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	60,537

5	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007L, 5.100%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	5,176
4,128	Total Housing/Single Family			4,280,246

	Long-Term Care – 10.2%

1,500	Anoka County Housing and Redevelopment Authority, Minnesota, Health Care Facility Care Center Project, Series 2010D, 6.750%, 11/01/36	11/15 at 102.00	N/R	1,535,520

375	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	A3	382,076

1,600	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	1,709,168

1,500	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/43	8/23 at 100.00	N/R	1,628,595

1,125	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	7/20 at 100.00	N/R	1,147,961

785	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	12/14 at 100.00	N/R	785,377

1,185	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen-Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24) (WI/DD, Settling 12/18/14)	9/18 at 100.00	N/R	1,193,485

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
450	5.000%, 11/15/24	11/22 at 100.00	N/R	476,959
1,500	4.750%, 11/15/28	11/22 at 100.00	N/R	1,527,855

1,000	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project ? Memory Care Building, Series 2013, 6.500%, 8/01/43	8/20 at 102.00	N/R	1,088,340

1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	1,111,044

2,001	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revneue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/17 at 100.00	N/R	2,050,220

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	1,019,320

700	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	735,182

2,365	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,389,076

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
260	5.000%, 5/01/23	5/19 at 102.00	N/R	284,926
680	5.000%, 11/01/23	5/19 at 102.00	N/R	745,192
700	5.500%, 11/01/32	5/19 at 102.00	N/R	763,483
330	6.000%, 5/01/47	5/19 at 102.00	N/R	362,713

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,200	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	$1,285,632
21,356	Total Long-Term Care			22,222,124

	Materials – 0.9%

2,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,005,800

	Tax Obligation/General – 9.3%

10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41	2/21 at 100.00	Aa3	11,787,100

1,000	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	1,128,270

400	Hinckley, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2014A, 4.000%, 2/01/44 (WI/DD, Settling 12/01/14)	2/22 at 100.00	A+	409,132

	Mahtomedi Independent School District 832, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A:
615	5.000%, 2/01/22	No Opt. Call	AA+	742,323
1,000	5.000%, 2/01/26	2/25 at 100.00	AA+	1,225,430

2,000	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/28	2/24 at 100.00	AA+	2,202,020

2,150	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AA+	2,610,530
17,165	Total Tax Obligation/General			20,104,805

	Tax Obligation/Limited – 2.7%

2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,230,320

585	Lakeville Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Ice Arena Project, Series 2006, 4.625%, 2/01/32	2/17 at 100.00	Aa3	606,803

400	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.650%, 2/01/27	2/15 at 100.00	N/R	400,308

1,015	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2013A, 4.000%, 2/01/22	No Opt. Call	A1	1,122,935

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 4.750%, 12/01/26	12/17 at 100.00	AA+	538,355

	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
150	5.000%, 9/01/26	No Opt. Call	N/R	156,936
800	5.000%, 3/01/29	No Opt. Call	N/R	831,928

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	27,302
5,475	Total Tax Obligation/Limited			5,914,887

	Transportation – 6.4%

1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,009,570

4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA–	4,562,960

Nuveen Investments	47

Nuveen Minnesota Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$100	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	$106,168

110	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 3.500%, 1/01/24	1/21 at 100.00	A	116,019

275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B, 5.000%, 1/01/28	No Opt. Call	A	313,376

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
2,000	5.000%, 1/01/31	1/24 at 100.00	A	2,311,860
1,400	5.000%, 1/01/32	1/24 at 100.00	A	1,614,704

750	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014B, 5.000%, 1/01/26 (Alternative Minimum Tax)	1/24 at 100.00	A	868,890

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
1,070	5.000%, 8/01/30	8/18 at 102.00	A+	1,199,598
1,500	5.000%, 8/01/35	8/18 at 102.00	A+	1,681,680
12,205	Total Transportation			13,784,825

	U.S. Guaranteed – 2.3% (4)

	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A:
1,000	5.000%, 2/01/28 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	1,053,980
1,890	5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	1,992,022

1,620	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.650%, 4/01/41 (Pre-refunded 12/31/14)	12/14 at 101.00	N/R (4)	1,637,204

410	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 1983A, 9.750%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	Aaa	436,810
4,920	Total U.S. Guaranteed			5,120,016

	Utilities – 16.6%

250	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A, 3.250%, 12/01/27	12/24 at 100.00	AA	254,680

15	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 5.000%, 10/01/30	10/15 at 100.00	A2	15,471

45	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	4/15 at 100.00	A2	45,188

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	261,109

5,045	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A2	5,637,687

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
1,000	4.000%, 10/01/31 (WI/DD, Settling 12/17/14)	10/24 at 100.00	A2	1,038,330
1,000	4.000%, 10/01/32 (WI/DD, Settling 12/17/14)	10/24 at 100.00	A2	1,033,280

2,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 1/01/26 – AMBAC Insured	1/18 at 100.00	A–	2,214,840

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
805	5.000%, 12/01/20	No Opt. Call	Aa3	960,969
250	5.000%, 12/01/26	12/23 at 100.00	Aa3	300,560

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
$1,510	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	AA–	$1,410,672
1,825	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	AA–	1,599,193
65	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	55,114
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	AA–	2,486,678
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	8,221,929
4,795	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	3,600,230
6,230	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	AA–	4,531,827

2,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	2,272,700
40,655	Total Utilities			35,940,457
$206,204	Total Long–Term Investments (cost $197,056,305)			214,445,306

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 1.7%

3,790,004	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$3,790,004
	Total Short-Term Investments (cost $3,790,004)			3,790,004
	Total Investments (cost $200,846,309 ) – 100.5%			218,235,310
	Other Assets Less Liabilities – (0.5)%			(1,174,945)
	Net Assets – 100%			$217,060,365

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(ETM)	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Nebraska Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 93.9%

	MUNICIPAL BONDS – 93.9%

	Consumer Staples – 0.8%

$500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	$425,750

	Education and Civic Organizations – 12.7%

990	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,101,791

1,000	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	A2	1,157,900

	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A–	701,467
410	4.000%, 4/01/32	4/22 at 100.00	A–	425,121

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	556,635

525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	601,445

	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities Refunding Series 2011:
30	4.000%, 7/01/32	1/22 at 100.00	Aa1	31,755
1,000	5.000%, 7/01/42	1/22 at 100.00	Aa1	1,114,370

1,020	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008, 5.000%, 5/15/33	5/18 at 100.00	Aa1	1,120,858

350	University of Nebraska, Revenue Bonds, Omaha Student Facilities Project, Series 2007, 5.000%, 5/15/32	5/17 at 100.00	Aa1	380,562
6,510	Total Education and Civic Organizations			7,191,904

	Health Care – 13.0%

565	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Refunding Series 2008B, 6.000%, 8/15/28	1/20 at 100.00	A2	616,161

775	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	838,728

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008:
345	5.750%, 11/01/28	11/18 at 100.00	A–	377,064
1,210	5.500%, 11/01/38	11/18 at 100.00	A–	1,295,704

	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
1,220	4.000%, 11/01/37	No Opt. Call	A–	1,226,576
2,775	5.000%, 11/01/42	No Opt. Call	A–	2,979,490
6,890	Total Health Care			7,333,723

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 1.3%

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C:
$540	2.550%, 1/01/22	No Opt. Call	AA+	$552,161
185	2.750%, 7/01/23	1/23 at 100.00	AA+	187,285
725	Total Housing/Single Family			739,446

	Long-Term Care – 9.5%

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26	1/17 at 100.00	N/R	102,705

900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA–	999,090

240	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	243,994

3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA–	3,757,688

220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23	No Opt. Call	A–	249,680
4,845	Total Long-Term Care			5,353,157

	Tax Obligation/General – 9.7%

705	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2014, 4.000%, 12/15/44	7/19 at 100.00	Aa3	744,790

350	Douglas County School District 059, Nebraska, General Obligation Bonds, School Building Series 2011B, 4.700%, 12/15/32	5/16 at 100.00	Aa2	362,652

1,350	Douglas County School District 1, Nebraska, General Obligation Bonds, Refunding Series 2012, 5.000%, 6/15/24	No Opt. Call	AAA	1,680,290

400	Hall County School District 2, Grand Island Public Schools, Nebraska, General Obligation Bonds, Series 2014, 3.000%, 12/15/15 (WI/DD, Settling 12/01/14)	No Opt. Call	AA–	411,620

	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004:
50	5.250%, 4/01/24	No Opt. Call	AA+	62,394
220	5.250%, 4/01/26	No Opt. Call	AA+	280,298

	Omaha, Nebraska, General Obligation Bonds, Various Purpose & Refunding Series 2013A:
715	4.500%, 11/15/28	11/23 at 100.00	AA+	814,106
365	4.500%, 11/15/29	11/23 at 100.00	AA+	413,421

650	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2008, 5.250%, 10/15/28	10/18 at 100.00	AA+	733,837
4,805	Total Tax Obligation/General			5,503,408

	Tax Obligation/Limited – 11.2%

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	289,481

2,460	Lincoln- West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,777,906

	Nebraska Cooperative Republican Platte Enhancement, Middle Republica Natural Resources District, Platte River Flow Revenue, Series 2013:
2,000	5.125%, 12/15/33	9/18 at 100.00	A+	2,199,860
520	5.000%, 12/15/38	9/18 at 100.00	A+	561,631

500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2013, 4.250%, 12/15/33	7/18 at 100.00	AA–	517,895
5,745	Total Tax Obligation/Limited			6,346,773

Nuveen Investments	51

Nuveen Nebraska Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 0.3%

$165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	$189,950

	U.S. Guaranteed – 3.4% (4)

250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Pre-refunded 12/01/14)	12/14 at 100.00	A3 (4)	250,100

435	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Refunding Series 2008B, 6.000%, 8/15/28 (Pre-refunded 8/15/17)	8/17 at 100.00	A2 (4)	497,979

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A:
250	5.250%, 2/15/30 (Pre-refunded 2/15/16)	2/16 at 100.00	A (4)	263,795
350	5.250%, 2/15/30 (Pre-refunded 2/15/16)	2/16 at 100.00	A (4)	360,255

450	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2008, 5.750%, 10/15/28 (Pre-refunded 10/15/18)	10/18 at 100.00	AA+ (4)	532,877
1,735	Total U.S. Guaranteed			1,905,006

	Utilities – 27.6%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
20	5.250%, 12/01/19	No Opt. Call	A	22,868
800	5.250%, 12/01/21	No Opt. Call	A	926,696

2,550	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,752,011

585	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A1	620,773

1,500	Fremont, Nebraska, Combined Utilities System Revenue Bonds, Series 2014B, 5.000%, 7/15/34	7/21 at 100.00	AA–	1,713,855

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	261,109

75	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.000%, 4/01/19 – BHAC Insured	No Opt. Call	AA+	87,247

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A:
100	5.000%, 4/01/22	No Opt. Call	A	119,373
110	5.000%, 4/01/31	4/22 at 100.00	A	122,669

500	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	A	576,480

520	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/33	1/18 at 100.00	A1	566,124

1,850	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A1	2,077,827

500	Nebraska Utility Corporation, Facilities Revenue Refunding Bonds, Series 2010, 5.000%, 1/01/22	1/21 at 100.00	Aa1	588,600

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A:
1,010	5.500%, 2/01/33	2/18 at 100.00	AA	1,126,281
1,200	5.500%, 2/01/35	2/18 at 100.00	AA	1,338,156

10	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2005, 4.250%, 2/01/35 – BHAC Insured	8/15 at 100.00	AA+	10,075

1,500	Southern Nebraska Public Power District, Electric System Revenue Bonds, Series 2008, 5.250%, 12/15/28	12/18 at 100.00	AA–	1,707,990

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Twin Valleys Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011, 5.000%, 9/15/35	6/16 at 100.00	N/R	$1,025,060
14,065	Total Utilities			15,643,194

	Water and Sewer – 4.4%

1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,475,505

1,000	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2014, 4.000%, 11/15/44 (WI/DD, Settling 12/04/14)	11/24 at 100.00	AA	1,021,870
2,395	Total Water and Sewer			2,497,375
$48,380	Total Long-Term Investments (cost $49,437,232)			53,129,686

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 7.6%

	Money Market Funds – 7.6%

4,283,590	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$4,283,590
	Total Short-Term Investments (cost $4,283,590)			4,283,590
	Total Investments (cost $53,720,822 ) – 101.5%			57,413,276
	Other Assets Less Liabilities – (1.5)%			(823,737)
	Net Assets – 100%			$56,589,539

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Oregon Intermediate Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	Education and Civic Organizations – 9.0%

$2,350	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2005A, 5.000%, 5/01/22 – RAAI Insured	5/15 at 100.00	BBB	$2,375,615

940	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 4.500%, 5/01/29	5/22 at 100.00	BBB	1,012,765

1,250	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014B, 5.000%, 4/01/27	4/24 at 100.00	AAA	1,522,263

1,040	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,112,987

	Oregon State Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A:
625	4.000%, 10/01/17	No Opt. Call	A–	669,919
500	5.250%, 10/01/24	10/21 at 100.00	A–	582,625

1,000	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Refunding Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	Baa1	1,033,020

500	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	544,450

1,000	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29	7/20 at 100.00	Aa2	1,145,990

	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2007A:
250	5.000%, 4/01/17	No Opt. Call	BBB+	269,668
2,000	4.500%, 4/01/21	4/18 at 100.00	BBB+	2,115,740

210	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	224,406

1,085	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 4.300%, 10/01/21	10/17 at 100.00	A	1,134,194
12,750	Total Education and Civic Organizations			13,743,642

	Health Care – 17.6%

1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	BBB–	1,140,974

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21	7/19 at 100.00	A+	1,137,570

250	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Series 2005B, 5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A2	259,130

1,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008, 7.375%, 1/01/23	1/19 at 100.00	A2	1,789,125

750	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Merle West Medical Center Project, Series 2006, 4.750%, 9/01/20 – AGC Insured	9/16 at 100.00	AA	782,647

500	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/24	No Opt. Call	A–	521,440

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA	$2,197,825

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
1,940	5.000%, 9/01/21	9/19 at 100.00	A	2,212,783
855	4.500%, 9/01/21	9/19 at 100.00	A	941,184

	Oregon Health and Science University, Revenue Bonds, Series 2012A:
1,225	5.000%, 7/01/25	7/22 at 100.00	A+	1,439,265
1,195	5.000%, 7/01/26	7/22 at 100.00	A+	1,396,358

1,000	Oregon Health and Science University, Revenue Bonds, Series 2012E, 4.000%, 7/01/29	No Opt. Call	A+	1,061,490

	Oregon State Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A:
2,000	4.250%, 3/15/17	No Opt. Call	A+	2,146,260
1,020	4.750%, 3/15/24	3/20 at 100.00	A+	1,107,608

1,000	Oregon State Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20	11/19 at 100.00	A+	1,165,270

690	Oregon State Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2014A, 5.000%, 11/15/25	5/24 at 100.00	A+	830,456

375	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA	438,919

1,815	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2013A, 5.000%, 10/01/23	No Opt. Call	AA	2,147,998

	Oregon State Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	BBB+	1,429,638
500	5.000%, 10/01/24	10/20 at 100.00	BBB+	555,960

450	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2006A, 5.000%, 8/15/27	8/16 at 100.00	A	467,627

1,500	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2008A, 5.750%, 8/15/23	8/18 at 100.00	A	1,686,645
23,750	Total Health Care			26,856,172

	Housing/Multifamily – 5.3%

	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
285	4.000%, 9/01/22	No Opt. Call	Aa3	313,523
195	4.000%, 9/01/23	3/23 at 100.00	Aa3	212,614

	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
750	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	804,247
500	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	534,065

	Oregon State Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,185	4.350%, 7/01/27 – AGM Insured	7/22 at 100.00	AA	1,268,756
400	4.700%, 7/01/33 – AGM Insured	7/22 at 100.00	AA	428,852

1,000	Oregon State Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 5.000%, 10/01/24	10/23 at 100.00	BBB–	1,102,260

Nuveen Investments	55

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$705	Portland Housing Authority, Oregon, Housing Revenue Refundign Bonds, Yards at Union Station Project, Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/17 at 100.00	Aa2	$733,531

	Portland, Oregon, Economic Development Revenue Refunding Bonds, Broadway Project, Series 2008A:
880	5.125%, 4/01/16	No Opt. Call	A1	933,187
1,455	6.250%, 4/01/23	4/18 at 100.00	A1	1,688,047
7,355	Total Housing/Multifamily			8,019,082

	Housing/Single Family – 0.1%

150	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2008D, 4.750%, 7/01/22	1/18 at 100.00	Aa2	159,245

	Long-Term Care – 4.0%

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Robison Jewish Home, DBA Cedar Sinia Park, Series 2005, 5.125%, 10/01/24	10/15 at 100.00	N/R	1,005,090

	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013:
250	5.000%, 10/01/19	No Opt. Call	A–	284,002
450	5.000%, 10/01/24	10/23 at 100.00	A–	512,951

500	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	529,875

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Terwilliger Plaza Project, Series 2009, 5.250%, 12/01/26	12/16 at 100.00	BBB	1,032,180

1,500	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,620,045

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012:
550	5.000%, 5/15/22	No Opt. Call	N/R	589,210
550	5.750%, 5/15/27	5/22 at 100.00	N/R	606,347
5,800	Total Long-Term Care			6,179,700

	Tax Obligation/General – 27.7%

1,105	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Series 2014B, 5.000%, 6/15/27	6/24 at 100.00	AA+	1,346,387

	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa3	661,828
655	4.500%, 2/01/20	No Opt. Call	Baa3	731,963
280	5.000%, 2/01/21	No Opt. Call	Baa3	321,031

	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,126,650
810	4.500%, 6/15/20	No Opt. Call	AA+	944,525

500	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA–	589,210

1,100	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2014, 5.000%, 6/15/26	6/24 at 100.00	AA+	1,339,822

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	AA	$1,218,429

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B:
685	5.000%, 6/15/19 – AGM Insured	6/17 at 100.00	AA+	757,240
3,665	5.000%, 6/15/21 – AGM Insured	6/17 at 100.00	AA+	4,042,678
3,135	5.000%, 6/15/22 – AGM Insured	6/17 at 100.00	AA+	3,453,046

1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24	6/19 at 100.00	AA+	1,149,290

580	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/29 (WI/DD, Settling 12/04/14) – AGM Insured	6/24 at 100.00	AA	677,173

525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	620,429

1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	737,200

1,770	Deschutes County Administrative School District 1, Bend-La Pine, Oregon, General Obligation Bonds, Refunding Series 2013, 4.000%, 6/15/21	No Opt. Call	Aa1	2,028,385

3,055	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Deffered Imterest Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,600,752

965	Forest Grove School District 15, Washington County, Oregon, General Obligation Bonds, Series 2012, 0.000%, 6/15/25	No Opt. Call	AA+	714,785

1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – FGIC Insured	No Opt. Call	Aa1	1,179,890

660	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/18 at 100.00	A1	727,333

200	Lake Oswego School District 7J, Clackamas County, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	255,140

300	Marion-Clackamas Counties School District 4J Silver Falls, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 6/15/24	6/23 at 100.00	Aa1	361,338

1,015	Multnomah-Clackamas Counties, Oregon, School District 10JT, General Obligation Bonds, Series 2005, 5.250%, 6/15/17 – AGM Insured	No Opt. Call	AA+	1,135,034

125	North Lincoln Fire and Rescue District 1, Oregon, General Obligation Bonds, Series 2007, 4.250%, 2/01/18 – AGM Insured	2/17 at 100.00	AA	133,199

1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,771,830

	Oregon State, General Obligation Bonds, Alterrnative Energy Series 2011B:
540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	622,712
560	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	651,179
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	113,589

455	Pacific City Joint Water-Sanitary Authority, Tilamook County, Oregon, General Obligation Bonds, Series 2007, 4.650%, 7/01/22	7/17 at 100.00	N/R	475,279

2,535	Portland, Oregon, General Obligation Bonds, Sellwood Bridge Project, Series 2014A, 5.000%, 6/01/28	6/24 at 100.00	Aa1	3,050,923

340	Redmond, Oregon, Full Faith and Credit Obligations, Refunding Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	A1	371,049

Nuveen Investments	57

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$350	Redmond, Oregon, Full Faith and Credit Obligations, Series 2014A, 5.000%, 6/01/25	6/24 at 100.00	A1	$419,170

	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	A1	261,420
200	4.250%, 6/01/23	6/19 at 100.00	A1	216,412
500	4.625%, 6/01/29	6/19 at 100.00	A1	531,960

655	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	557,608

1,525	Washington County, Oregon, General Obligation Bonds, Refunding Series 2006, 5.000%, 6/01/22	6/16 at 102.00	Aa1	1,658,163

1,200	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2012, 4.000%, 6/15/23	No Opt. Call	Aa1	1,357,596

1,300	Yamhill County School District 29J Newberg, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/15/16 – FGIC Insured	No Opt. Call	Aa1	1,398,514
38,880	Total Tax Obligation/General			42,310,161

	Tax Obligation/Limited – 16.1%

	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A:
975	4.000%, 9/15/19	No Opt. Call	Baa2	1,046,877
1,105	4.250%, 9/15/23	9/21 at 100.00	Baa2	1,159,289

1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25	5/19 at 100.00	AA	1,638,630

1,055	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25	11/19 at 100.00	AA	1,213,915

	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2014A:
1,980	5.000%, 11/15/26	11/24 at 100.00	AAA	2,440,469
1,000	5.000%, 11/15/27	11/24 at 100.00	AAA	1,227,210

1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	1,161,980

2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/18 at 101.00	Aa3	2,304,821

2,655	Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	2,952,944

	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25	10/21 at 100.00	A	1,145,460
1,715	5.000%, 10/01/26	10/21 at 100.00	A	1,949,235

2,305	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Senior Lien Payroll Tax Series 2012A, 5.000%, 9/01/24	9/22 at 100.00	AAA	2,802,327

2,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	2,192,106

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
1,020	5.000%, 10/01/20	No Opt. Call	BBB	1,155,232
180	5.000%, 10/01/29	10/20 at 100.00	BBB	197,786
21,605	Total Tax Obligation/Limited			24,588,281

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 2.9%

$1,005	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,113,731

350	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	397,341

1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,206,758

1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A	1,674,390
3,885	Total Transportation			4,392,220

	U.S. Guaranteed – 7.3% (4)

1,000	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2008, 5.500%, 6/15/24 (Pre-refunded 6/15/18)	6/18 at 100.00	AA+ (4)	1,164,610

1,305	Marion-Clackamas Counties School District 4J, Oregon, General Obligation Bonds, Series 2007, 4.500%, 6/15/22 (Pre-refunded 6/15/16) – NPFG Insured	6/16 at 100.00	Aa1 (4)	1,388,559

1,635	Metro, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/01/20 (Pre-refunded 6/01/17)	6/17 at 100.00	AAA	1,817,809

1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2006A, 5.000%, 11/01/18 (Pre-refunded 11/01/16) – NPFG Insured	11/16 at 100.00	AA (4)	1,153,725

1,055	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/21 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,232,683

500	Portland, Oregon, Water System Revenue Bonds, Second Lien Series 2006A, 4.375%, 10/01/24 (Pre-refunded 10/01/16) – NPFG Insured	10/16 at 100.00	Aa1 (4)	536,670

2,490	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/15/19 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 100.00	Aa2 (4)	2,772,167

1,040	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/23 (Pre-refunded 6/15/17) – AGM Insured	6/17 at 100.00	Aa1 (4)	1,157,291
10,085	Total U.S. Guaranteed			11,223,514

	Utilities – 0.5%

500	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/22 – AGM Insured	No Opt. Call	A1	595,345

175	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	207,854
675	Total Utilities			803,199

	Water and Sewer – 7.4%

1,295	Albany, in the Counties of Linn and Benton, Oregon, General Obligation and Water Revenue Bonds, Series 2013, 5.000%, 8/01/25	8/23 at 100.00	A1	1,534,303

820	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2006, 5.000%, 11/01/21 – FGIC Insured	11/16 at 100.00	AA	889,552

1,500	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2008, 5.000%, 11/01/22	11/18 at 100.00	AA	1,713,390

1,000	Portland, Oregon, Sewer System Revenue Bonds, Refunding First Lien Series 2008A, 4.750%, 6/15/24	6/18 at 100.00	AA	1,114,640

1,175	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/23 – NPFG Insured	6/16 at 100.00	AA–	1,256,216

Nuveen Investments	59

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Redmond, Oregon, Water Revenue Bonds, Series 2010:
$450	4.500%, 6/01/25	6/20 at 100.00	A1	$507,402
5	4.500%, 6/01/30	6/20 at 100.00	A1	5,562

1,000	Sunrise Water Authority, Oregon, Water Revenue Bonds, Refunding Series 2014, 4.000%, 3/01/23	No Opt. Call	AA–	1,138,230

325	The Dalles, Oregon, Water Revenue Bonds, Series 200, 4.250%, 6/01/20 – AMBAC Insured	6/17 at 100.00	N/R	340,376

1,435	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/26	8/22 at 100.00	AA–	1,680,342

900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A2	1,042,245
9,905	Total Water and Sewer			11,222,258
$134,840	Total Long-Term Investments (cost $140,114,977)			149,497,474

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Funds – 1.3%

1,919,582	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$1,919,582
	Total Short-Term Investments (cost $1,919,582)			1,919,582
	Total Investments (cost $142,034,559 ) – 99.2%			151,417,056
	Other Assets Less Liabilities – 0.8%			1,250,944
	Net Assets – 100%			$152,668,000

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of

Assets and Liabilities	November 30, 2014 (Unaudited)

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Long-term investments, at value (cost $250,902,521, $197,056,305, $49,437,232 and $140,114,977, respectively)	$267,849,426	$214,445,306	$53,129,686	$149,497,474
Short-term investments, at value (cost approximates value)	4,970,532	3,790,004	4,283,590	1,919,582
Receivable for:
Interest	3,176,604	2,621,783	701,901	1,966,127
Shares sold	149,531	399,567	49,280	314,429
Other assets	12,131	10,699	7,637	6,149
Total assets	276,158,224	221,267,359	58,172,094	153,703,761
Liabilities
Payable for:
Dividends	458,061	203,993	46,747	185,571
Investments purchased	4,462,972	3,649,097	1,419,564	673,635
Shares redeemed	155,101	153,826	52,299	53,363
Accrued expenses:
Management fees	118,118	94,332	22,772	67,827
Directors fees	6,849	2,267	605	1,585
12b-1 distribution and service fees	20,109	34,894	8,502	14,223
Other	59,987	68,585	32,066	39,557
Total liabilities	5,281,197	4,206,994	1,582,555	1,035,761
Net assets	$270,877,027	$217,060,365	$56,589,539	$152,668,000
Class A Shares
Net assets	$66,734,664	$109,308,565	$23,017,826	$45,482,864
Shares outstanding	6,341,587	9,295,450	2,121,491	4,378,052
Net asset value (“NAV”) per share	$10.52	$11.76	$10.85	$10.39
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$10.85	$12.28	$11.33	$10.71
Class C Shares
Net assets	$3,889,427	$3,789,717	$528,628	$1,348,292
Shares outstanding	371,874	322,505	48,866	130,530
NAV and offering price per share	$10.46	$11.75	$10.82	$10.33
Class C1 Shares
Net assets	$2,479,006	$13,931,091	$2,954,559	$—
Shares outstanding	234,934	1,189,590	274,449	—
NAV and offering price per share	$10.55	$11.71	$10.77	$—
Class C2 Shares
Net assets	$7,682,974	$11,027,840	$4,567,403	$9,253,478
Shares outstanding	733,019	937,438	420,803	893,342
NAV and offering price per share	$10.48	$11.76	$10.85	$10.36
Class I Shares
Net assets	$190,090,956	$79,003,152	$25,521,123	$96,583,366
Shares outstanding	18,162,507	6,723,097	2,351,494	9,292,205
NAV and offering price per share	$10.47	$11.75	$10.85	$10.39
Net assets consist of:
Capital paid-in	$254,290,229	$205,370,832	$55,209,042	$144,689,680
Undistributed (Over-distribution of) net investment income	328,588	698,068	13,689	153,491
Accumulated net realized gain (loss)	(688,695)	(6,397,536)	(2,325,646)	(1,557,668)
Net unrealized appreciation (depreciation)	16,946,905	17,389,001	3,692,454	9,382,497
Net assets	$270,877,027	$217,060,365	$56,589,539	$152,668,000
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of

Operations	Six Months Ended November 30, 2014 (Unaudited)

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$5,148,753	$4,799,570	$1,128,788	$2,687,767
Expenses
Management fees	706,488	560,217	150,722	398,186
12b-1 service fees – Class A Shares	65,545	108,509	23,074	44,300
12b-1 distribution and service fees – Class C Shares	13,061	12,195	1,750	4,480
12b-1 distribution and service fees – Class C1 Shares	8,630	45,398	9,729	—
12b-1 distribution and service fees – Class C2 Shares	29,458	42,893	17,631	37,296
Shareholder servicing agent fees and expenses	37,415	35,993	11,327	18,299
Custodian fees and expenses	36,839	28,088	11,176	21,198
Directors fees and expenses	4,710	3,781	1,198	2,718
Professional fees	11,082	10,391	8,662	9,292
Shareholder reporting expenses	16,270	22,459	9,681	9,999
Federal and state registration fees	8,096	8,625	7,314	5,247
Other expenses	3,930	3,241	1,858	2,831
Total expenses before fee waiver/expense reimbursement	941,524	881,790	254,122	553,846
Fee waiver/expense reimbursement	—	—	(9,199)	—
Net expenses	941,524	881,790	244,923	553,846
Net investment income (loss)	4,207,229	3,917,780	883,865	2,133,921
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,404	26,745	(36,189)	237,479
Change in net unrealized appreciation (depreciation) of investments	1,034,574	2,282,549	866,017	269,624
Net realized and unrealized gain (loss)	1,035,978	2,309,294	829,828	507,103
Net increase (decrease) in net assets from operations	$5,243,207	$6,227,074	$1,713,693	$2,641,024

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Minnesota Intermediate		Minnesota
	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14
Operations
Net investment income (loss)	$4,207,229	$8,453,186	$3,917,780	$8,185,379
Net realized gain (loss) from investments	1,404	(687,524)	26,745	(6,283,207)
Change in net unrealized appreciation (depreciation) of investments	1,034,574	(2,243,083)	2,282,549	(465,861)
Net increase (decrease) in net assets from operations	5,243,207	5,522,579	6,227,074	1,436,311
Distributions to Shareholders
From net investment income:
Class A	(1,025,055)	(1,749,127)	(2,000,022)	(4,265,355)
Class C(1)	(30,269)	(4,538)	(35,087)	(5,922)
Class C1	(35,468)	(83,087)	(226,363)	(501,353)
Class C2(2)	(101,207)	(209,259)	(178,691)	(427,998)
Class I	(3,080,404)	(6,085,893)	(1,432,770)	(2,748,471)
From accumulated net realized gains:
Class A	—	(93,033)	—	(479,801)
Class C(1)	—	—	—	—
Class C1	—	(5,413)	—	(62,324)
Class C2(2)	—	(14,521)	—	(56,190)
Class I	—	(328,246)	—	(277,828)
Decrease in net assets from distributions to shareholders	(4,272,403)	(8,573,117)	(3,872,933)	(8,825,242)
Fund Share Transactions
Proceeds from sale of shares	37,775,949	54,016,934	26,262,617	31,542,304
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,549,679	2,616,752	2,657,235	6,051,857
	39,325,628	56,633,686	28,919,852	37,594,161
Cost of shares redeemed	(23,113,232)	(88,705,382)	(20,171,741)	(83,359,560)
Net increase (decrease) in net assets from Fund share transactions	16,212,396	(32,071,696)	8,748,111	(45,765,399)
Net increase (decrease) in net assets	17,183,200	(35,122,234)	11,102,252	(53,154,330)
Net assets at the beginning of period	253,693,827	288,816,061	205,958,113	259,112,443
Net assets at the end of period	$270,877,027	$253,693,827	$217,060,365	$205,958,113
Undistributed (Over-distribution of) net investment income at the end of period	$328,588	$393,762	$698,068	$653,221

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (Unaudited) (continued)

	Nebraska		Oregon Intermediate
	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14
Operations
Net investment income (loss)	$883,865	$2,138,311	$2,133,921	$4,667,045
Net realized gain (loss) from investments	(36,189)	(1,645,327)	237,479	(1,470,676)
Change in net unrealized appreciation (depreciation) of investments	866,017	(683,070)	269,624	(1,794,293)
Net increase (decrease) in net assets from operations	1,713,693	(190,086)	2,641,024	1,402,076
Distributions to Shareholders
From net investment income:
Class A	(345,336)	(826,833)	(613,520)	(1,322,552)
Class C(1)	(3,777)	(624)	(8,729)	(1,277)
Class C1	(37,590)	(87,032)	—	—
Class C2(2)	(57,311)	(170,990)	(109,548)	(260,088)
Class I	(393,750)	(1,068,631)	(1,336,056)	(2,885,290)
From accumulated net realized gains:
Class A	—	—	—	—
Class C(1)	—	—	—	—
Class C1	—	—	—	—
Class C2(2)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(837,764)	(2,154,110)	(2,067,853)	(4,469,207)
Fund Share Transactions
Proceeds from sale of shares	3,588,164	5,291,415	20,920,999	21,931,008
Proceeds from shares issued to shareholders due to reinvestment of distributions	561,096	1,426,704	954,586	1,892,820
	4,149,260	6,718,119	21,875,585	23,823,828
Cost of shares redeemed	(6,706,772)	(27,321,623)	(12,707,575)	(66,885,818)
Net increase (decrease) in net assets from Fund share transactions	(2,557,512)	(20,603,504)	9,168,010	(43,061,990)
Net increase (decrease) in net assets	(1,681,583)	(22,947,700)	9,741,181	(46,129,121)
Net assets at the beginning of period	58,271,122	81,218,822	142,926,819	189,055,940
Net assets at the end of period	$56,589,539	$58,271,122	$152,668,000	$142,926,819
Undistributed (Over-distribution of) net investment income at the end of period	$13,689	$(32,412)	$153,491	$87,423

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

64	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	65

Financial

Highlights (Unaudited)

Minnesota Intermediate

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/94)
Year Ended 5/31
2015(j)	$10.49	$0.16	$0.04	$0.20	$(0.17)	$—	$(0.17)	$10.52
2014	10.56	0.33	(0.06)	0.27	(0.32)	(0.02)	(0.34)	10.49
2013	10.67	0.32	(0.08)	0.24	(0.34)	(0.01)	(0.35)	10.56
2012	10.20	0.36	0.47	0.83	(0.35)	(0.01)	(0.36)	10.67
2011(d)	10.12	0.33	0.07	0.40	(0.32)	—	(0.32)	10.20
Year Ended 6/30
2010	9.67	0.36	0.46	0.82	(0.36)	(0.01)	(0.37)	10.12
2009	9.75	0.38	(0.05)	0.33	(0.38)	(0.03)	(0.41)	9.67
Class C (02/14)
Year Ended 5/31
2015(j)	10.42	0.12	0.04	0.16	(0.12)	—	(0.12)	10.46
2014(f)	10.27	0.06	0.16	0.22	(0.07)	—	(0.07)	10.42
Class C1 (10/09)
Year Ended 5/31
2015(j)	10.52	0.14	0.03	0.17	(0.14)	—	(0.14)	10.55
2014	10.59	0.29	(0.07)	0.22	(0.27)	(0.02)	(0.29)	10.52
2013	10.69	0.28	(0.08)	0.20	(0.29)	(0.01)	(0.30)	10.59
2012	10.22	0.31	0.48	0.79	(0.31)	(0.01)	(0.32)	10.69
2011(d)	10.14	0.28	0.07	0.35	(0.27)	—	(0.27)	10.22
Year Ended 6/30
2010(g)	9.94	0.21	0.20	0.41	(0.20)	(0.01)	(0.21)	10.14
Class C2 (01/11)(h)
Year Ended 5/31
2015(j)	10.44	0.13	0.05	0.18	(0.14)	—	(0.14)	10.48
2014	10.51	0.28	(0.07)	0.21	(0.26)	(0.02)	(0.28)	10.44
2013	10.62	0.26	(0.09)	0.17	(0.27)	(0.01)	(0.28)	10.51
2012	10.14	0.29	0.49	0.78	(0.29)	(0.01)	(0.30)	10.62
2011(i)	9.77	0.11	0.36	0.47	(0.10)	—	(0.10)	10.14
Class I (02/94)
Year Ended 5/31
2015(j)	10.43	0.17	0.04	0.21	(0.17)	—	(0.17)	10.47
2014	10.50	0.35	(0.06)	0.29	(0.34)	(0.02)	(0.36)	10.43
2013	10.61	0.34	(0.08)	0.26	(0.36)	(0.01)	(0.37)	10.50
2012	10.13	0.37	0.49	0.86	(0.37)	(0.01)	(0.38)	10.61
2011(d)	10.06	0.34	0.06	0.40	(0.33)	—	(0.33)	10.13
Year Ended 6/30
2010	9.62	0.36	0.45	0.81	(0.36)	(0.01)	(0.37)	10.06
2009	9.69	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)	9.62

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.87%	$66,735	0.82	%*	3.07	%*	0.82	%*	3.07	%*	4%
2.68	65,375	0.84		3.25		0.84		3.25		12
2.25	62,493	0.82		3.03		0.82		3.03		11
8.32	52,039	0.80		3.41		0.76		3.44		9
4.00	37,175	0.92	*	3.40	*	0.74	*	3.60	*	12

8.51	34,957	1.08		3.28		0.75		3.61		9
3.53	23,019	1.07		3.68		0.75		4.00		18

1.57	3,889	1.62	*	2.24	*	1.62	*	2.24	*	4
2.19	1,052	1.64	*	2.29	*	1.64	*	2.29	*	12

1.63	2,479	1.27	*	2.62	*	1.27	*	2.62	*	4
2.20	2,836	1.29		2.81		1.29		2.81		12
1.88	3,804	1.27		2.60		1.27		2.60		11
7.81	5,448	1.29		2.94		1.29		2.94		9
3.46	6,242	1.37	*	2.99	*	1.31	*	3.05	*	12

4.15	3,965	1.48	*	2.87	*	1.35	*	3.00	*	9

1.69	7,683	1.38	*	2.53	*	1.38	*	2.53	*	4
2.09	8,021	1.39		2.70		1.39		2.70		12
1.63	8,795	1.36		2.44		1.36		2.44		11
7.79	3,768	1.40		2.74		1.40		2.74		9
4.88	623	1.41	*	3.10	*	1.37	*	3.14	*	12

2.07	190,091	0.63	*	3.28	*	0.63	*	3.28	*	4
2.88	176,410	0.64		3.45		0.64		3.45		12
2.42	213,723	0.62		3.23		0.62		3.23		11
8.60	196,568	0.64		3.58		0.64		3.58		9
4.00	191,516	0.72	*	3.60	*	0.66	*	3.67	*	12

8.50	193,443	0.83		3.53		0.70		3.66		9
3.71	172,440	0.82		3.92		0.70		4.04		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(i)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(j)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Minnesota

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/88)
Year Ended 5/31
2015(i)	$11.63	$0.22	$0.13	$0.35	$(0.22)	$—	$(0.22)	$11.76
2014	11.87	0.44	(0.21)	0.23	(0.42)	(0.05)	(0.47)	11.63
2013	11.87	0.43	0.04	0.47	(0.45)	(0.02)	(0.47)	11.87
2012	10.83	0.47	1.02	1.49	(0.45)	—	(0.45)	11.87
2011(d)	10.87	0.39	(0.08)	0.31	(0.35)	—	(0.35)	10.83
Year Ended 6/30
2010	9.98	0.41	0.89	1.30	(0.41)	—	(0.41)	10.87
2009	10.48	0.43	(0.44)	(0.01)	(0.43)	(0.06)	(0.49)	9.98
Class C (02/14)
Year Ended 5/31
2015(i)	11.63	0.17	0.12	0.29	(0.17)	—	(0.17)	11.75
2014(f)	11.25	0.08	0.40	0.48	(0.10)	—	(0.10)	11.63
Class C1 (02/99)
Year Ended 5/31
2015(i)	11.58	0.19	0.13	0.32	(0.19)	—	(0.19)	11.71
2014	11.81	0.38	(0.19)	0.19	(0.37)	(0.05)	(0.42)	11.58
2013	11.82	0.38	0.02	0.40	(0.39)	(0.02)	(0.41)	11.81
2012	10.78	0.41	1.03	1.44	(0.40)	—	(0.40)	11.82
2011(d)	10.82	0.34	(0.08)	0.26	(0.30)	—	(0.30)	10.78
Year Ended 6/30
2010	9.94	0.36	0.88	1.24	(0.36)	—	(0.36)	10.82
2009	10.44	0.38	(0.44)	(0.06)	(0.38)	(0.06)	(0.44)	9.94
Class C2 (01/11)(g)
Year Ended 5/31
2015(i)	11.63	0.19	0.12	0.31	(0.18)	—	(0.18)	11.76
2014	11.86	0.37	(0.19)	0.18	(0.36)	(0.05)	(0.41)	11.63
2013	11.87	0.35	0.04	0.39	(0.38)	(0.02)	(0.40)	11.86
2012	10.82	0.39	1.05	1.44	(0.39)	—	(0.39)	11.87
2011(h)	10.23	0.15	0.56	0.71	(0.12)	—	(0.12)	10.82
Class I (08/97)
Year Ended 5/31
2015(i)	11.62	0.23	0.13	0.36	(0.23)	—	(0.23)	11.75
2014	11.85	0.46	(0.20)	0.26	(0.44)	(0.05)	(0.49)	11.62
2013	11.86	0.45	0.03	0.48	(0.47)	(0.02)	(0.49)	11.85
2012	10.82	0.49	1.02	1.51	(0.47)	—	(0.47)	11.86
2011(d)	10.86	0.41	(0.08)	0.33	(0.37)	—	(0.37)	10.82
Year Ended 6/30
2010	9.97	0.42	0.90	1.32	(0.43)	—	(0.43)	10.86
2009	10.47	0.44	(0.44)	—	(0.44)	(0.06)	(0.50)	9.97

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.00%	$109,309	0.84	%*	3.73	%*	0.84	%*	3.73	%*	7%
2.19	110,265	0.86		3.88		0.86		3.88		15
4.01	132,705	0.84		3.57		0.84		3.57		7
14.03	100,185	0.90		4.06		0.86		4.11		17
2.94	85,183	1.00	*	3.77	*	0.85	*	3.94	*	25

13.19	91.922	1.11		3.60		0.85		3.86		34
0.07	87,218	1.11		4.06		0.85		4.32		28

2.52	3,790	1.63	*	2.88	*	1.63	*	2.88	*	7
4.32	1,242	1.66	*	2.75	*	1.66	*	2.75	*	15

2.77	13,931	1.29	*	3.29	*	1.29	*	3.29	*	7
1.79	14,398	1.31		3.43		1.31		3.43		15
3.43	19,234	1.30		3.15		1.30		3.15		7
13.56	21,453	1.35		3.63		1.35		3.64		17
2.48	22,190	1.43	*	3.33	*	1.33	*	3.43	*	25

12.58	26,772	1.51		3.19		1.35		3.35		34
(0.42)	20,489	1.51		3.66		1.35		3.82		28

2.71	11,028	1.39	*	3.18	*	1.39	*	3.18	*	7
1.67	12,473	1.41		3.33		1.41		3.33		15
3.32	16,833	1.39		2.96		1.39		2.96		7
13.48	4,927	1.47		3.37		1.45		3.39		17
6.99	618	1.50	*	3.91	*	1.43	*	3.98	*	25

3.11	79,003	0.64	*	3.93	*	0.64	*	3.93	*	7
2.45	67,580	0.66		4.07		0.66		4.07		15
4.08	90,341	0.65		3.78		0.65		3.78		7
14.23	66,016	0.71		4.26		0.70		4.27		17
3.09	51,116	0.77	*	4.01	*	0.68	*	4.11	*	25

13.37	52,639	0.86		3.84		0.70		4.00		34
0.23	42,093	0.86		4.31		0.70		4.47		28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(i)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Nebraska

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (02/01)
Year Ended 5/31
2015(i)	$10.68	$0.17	$0.16	$0.33	$(0.16)	$—	$—	$(0.16)	$10.85
2014	10.87	0.34	(0.19)	0.15	(0.34)	—	—	(0.34)	10.68
2013	11.01	0.36	(0.13)	0.23	(0.36)	—	(0.01)	(0.37)	10.87
2012	10.28	0.41	0.75	1.16	(0.43)	—	—	(0.43)	11.01
2011(d)	10.34	0.39	(0.06)	0.33	(0.39)	—	—	(0.39)	10.28
Year Ended 6/30
2010	9.84	0.41	0.49	0.90	(0.40)	—	—	(0.40)	10.34
2009	10.06	0.43	(0.21)	0.22	(0.44)	—	—	(0.44)	9.84
Class C (02/14)
Year Ended 5/31
2015(i)	10.65	0.12	0.17	0.29	(0.12)	—	—	(0.12)	10.82
2014(f)	10.38	0.03	0.32	0.35	(0.08)	—	—	(0.08)	10.65
Class C1 (02/01)
Year Ended 5/31
2015(i)	10.59	0.14	0.17	0.31	(0.13)	—	—	(0.13)	10.77
2014	10.78	0.29	(0.19)	0.10	(0.29)	—	—	(0.29)	10.59
2013	10.92	0.32	(0.14)	0.18	(0.31)	—	(0.01)	(0.32)	10.78
2012	10.19	0.38	0.73	1.11	(0.38)	—	—	(0.38)	10.92
2011(d)	10.26	0.34	(0.06)	0.28	(0.35)	—	—	(0.35)	10.19
Year Ended 6/30
2010	9.76	0.38	0.48	0.86	(0.36)	—	—	(0.36)	10.26
2009	9.99	0.39	(0.22)	0.17	(0.40)	—	—	(0.40)	9.76
Class C2 (01/11)(g)
Year Ended 5/31
2015(i)	10.68	0.14	0.16	0.30	(0.13)	—	—	(0.13)	10.85
2014	10.88	0.28	(0.20)	0.08	(0.28)	—	—	(0.28)	10.68
2013	11.02	0.30	(0.13)	0.17	(0.30)	—	(0.01)	(0.31)	10.88
2012	10.28	0.34	0.77	1.11	(0.37)	—	—	(0.37)	11.02
2011(h)	9.86	0.14	0.42	0.56	(0.14)	—	—	(0.14)	10.28
Class I (02/01)
Year Ended 5/31
2015(i)	10.68	0.18	0.16	0.34	(0.17)	—	—	(0.17)	10.85
2014	10.88	0.36	(0.20)	0.16	(0.36)	—	—	(0.36)	10.68
2013	11.01	0.39	(0.13)	0.26	(0.38)	—	(0.01)	(0.39)	10.88
2012	10.27	0.45	0.74	1.19	(0.45)	—	—	(0.45)	11.01
2011(d)	10.34	0.41	(0.07)	0.34	(0.41)	—	—	(0.41)	10.27
Year Ended 6/30
2010	9.83	0.44	0.50	0.94	(0.43)	—	—	(0.43)	10.34
2009	10.06	0.45	(0.22)	0.23	(0.46)	—	—	(0.46)	9.83

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.12%	$23,018	0.92	%*	3.11	%*	0.89	%*	3.14	%*	14%
1.55	23,740	0.92		3.23		0.89		3.27		11
2.11	31,576	0.90		3.25		0.88		3.27		18
11.51	19,021	0.97		3.79		0.88		3.88		25
3.28	7,099	1.21	*	3.62	*	0.72	*	4.11	*	21

9.26	6,333	1.46		3.30		0.75		4.01		18
2.33	5,847	1.50		3.66		0.75		4.41		34

2.72	529	1.71	*	2.27	*	1.69	*	2.30	*	14
3.36	172	1.72	*	1.96	*	1.69	*	1.98	*	11

2.98	2,955	1.37	*	2.67	*	1.34	*	2.70	*	14
1.03	3,013	1.37		2.78		1.34		2.81		11
1.63	3,897	1.36		2.85		1.33		2.87		18
11.08	4,132	1.43		3.49		1.33		3.59		25
2.80	4,201	1.64	*	3.19	*	1.14	*	3.69	*	21

8.91	4,181	1.86		2.91		1.15		3.62		18
1.84	2,585	1.90		3.27		1.15		4.02		34

2.83	4,567	1.47	*	2.56	*	1.44	*	2.59	*	14
0.87	4,946	1.47		2.69		1.44		2.73		11
1.56	8,693	1.45		2.66		1.43		2.68		18
10.98	2,800	1.51		3.10		1.43		3.19		25
5.70	321	1.60	*	3.37	*	1.24	*	3.73	*	21

3.21	25,521	0.72	*	3.31	*	0.69	*	3.34	*	14
1.64	26,400	0.72		3.43		0.69		3.47		11
2.37	37,054	0.70		3.49		0.68		3.51		18
11.80	36,406	0.78		4.13		0.68		4.23		25
3.39	31,470	0.99	*	3.83	*	0.49	*	4.34	*	21

9.65	31,757	1.21		3.55		0.50		4.26		18
2.48	30,689	1.25		3.92		0.50		4.67		34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(i)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Oregon Intermediate

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV
Class A (02/99)
Year Ended 5/31
2015(i)	$10.35	$0.15	$0.03	$0.18	$(0.14)	$—		$(0.14)	$10.39
2014	10.46	0.30	(0.12)	0.18	(0.29)	—		(0.29)	10.35
2013	10.60	0.30	(0.13)	0.17	(0.31)	—	**	(0.31)	10.46
2012	10.17	0.33	0.44	0.77	(0.34)	—	**	(0.34)	10.60
2011(d)	10.11	0.29	0.05	0.34	(0.28)	—		(0.28)	10.17
Year Ended 6/30
2010	9.77	0.35	0.33	0.68	(0.34)	—		(0.34)	10.11
2009	9.68	0.36	0.09	0.45	(0.36)	—		(0.36)	9.77
Class C (02/14)
Year Ended 5/31
2015(i)	10.29	0.10	0.04	0.14	(0.10)	—		(0.10)	10.33
2014(g)	10.16	0.04	0.15	0.19	(0.06)	—		(0.06)	10.29
Class C2 (01/11)(h)
Year Ended 5/31
2015(i)	10.32	0.12	0.03	0.15	(0.11)	—		(0.11)	10.36
2014	10.43	0.24	(0.12)	0.12	(0.23)	—		(0.23)	10.32
2013	10.56	0.24	(0.12)	0.12	(0.25)	—	**	(0.25)	10.43
2012	10.15	0.27	0.43	0.70	(0.29)	—	**	(0.29)	10.56
2011(e)	9.78	0.09	0.40	0.49	(0.12)	—		(0.12)	10.15
Class I (08/97)
Year Ended 5/31
2015(i)	10.35	0.16	0.03	0.19	(0.15)	—		(0.15)	10.39
2014	10.47	0.32	(0.13)	0.19	(0.31)	—		(0.31)	10.35
2013	10.60	0.32	(0.12)	0.20	(0.33)	—	**	(0.33)	10.47
2012	10.17	0.35	0.44	0.79	(0.36)	—	**	(0.36)	10.60
2011(d)	10.11	0.31	0.05	0.36	(0.30)	—		(0.30)	10.17
Year Ended 6/30
2010	9.77	0.35	0.35	0.70	(0.36)	—		(0.36)	10.11
2009	9.68	0.37	0.10	0.47	(0.38)	—		(0.38)	9.77

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

1.79%	$45,483	0.84	%*	2.84	%*	0.84	%*	2.84	%*	5%
1.79	45,231	0.85		2.94		0.85		2.94		4
1.61	57,578	0.83		2.81		0.83		2.81		9
7.71	42,819	0.85		3.18		0.85		3.18		9
3.46	31,399	0.97	*	3.04	*	0.82	*	3.18	*	12

7.05	31,043	1.10		3.12		0.85		3.37		19
4.77	10,963	1.12		3.43		0.85		3.70		19

1.39	1,348	1.64	*	2.01	*	1.64	*	2.01	*	5
1.89	545	1.65	*	2.04	*	1.65	*	2.04	*	4

1.50	9,253	1.39	*	2.30	*	1.39	*	2.30	*	5
1.20	10,632	1.40		2.39		1.40		2.39		4
1.14	15,663	1.38		2.24		1.38		2.24		9
6.98	7,345	1.40		2.58		1.40		2.58		9
5.04	632	1.40	*	2.50	*	1.36	*	2.53	*	12

1.88	96,583	0.64	*	3.04	*	0.64	*	3.04	*	5
1.87	86,520	0.65		3.14		0.65		3.14		4
1.88	115,815	0.63		3.02		0.63		3.02		9
7.90	110,708	0.65		3.40		0.65		3.40		9
3.62	113,827	0.74	*	3.26	*	0.65	*	3.35	*	12

7.21	133.,816	0.85		3.37		0.70		3.52		19
4.92	119,959	0.87		3.67		0.70		3.84		19
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(i)	For the six months ended November 30, 2014.
*	Annualized.
**	Round to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Minnesota Intermediate Municipal Bond Fund (“Minnesota Intermediate”), Nuveen Minnesota Municipal Bond Fund (“Minnesota”), Nuveen Nebraska Municipal Bond Fund (“Nebraska”) and Nuveen Oregon Intermediate Municipal Bond Fund (“Oregon Intermediate”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by each Fund’s respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and the Fund’s respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations. Each Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the Funds are not required to sell the security, but may consider doing so.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Minnesota Intermediate and Oregon Intermediate will each attempt to maintain the weighted average maturity of their portfolio securities at three to ten years under normal market conditions, while Minnesota and Nebraska will each attempt to maintain the weighted average maturity of their portfolio securities at ten to twenty-five years under normal market conditions.

74	Nuveen Investments

Each Fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. The Funds may not use such instruments to gain exposure to a security or type of security that they would be prohibited by their investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermeditate
Outstanding when-issued/delayed delivery purchase commitments	$4,396,176	$3,649,097	$1,419,564	$673,635

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge, but incur a 0.40% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C, Class C1 and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may have entered into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

76	Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$267,849,426	$—	$267,849,426
Short-Term Investments:
Money Market Funds	4,970,532	—	—	4,970,532
Total	$4,970,532	$267,849,426	$—	$272,819,958

Minnesota
Long-Term Investments*:
Municipal Bonds	$—	$214,445,306	$—	$214,445,306
Short-Term Investments:
Money Market Funds	3,790,004	—	—	3,790,004
Total	$3,790,004	$214,445,306	$—	$218,235,310

Nebraska
Long-Term Investments*:
Municipal Bonds	$—	$53,129,686	$—	$53,129,686
Short-Term Investments:
Money Market Funds	4,283,590	—	—	4,283,590
Total	$4,283,590	$53,129,686	$—	$57,413,276

Oregon Intermediate
Long-Term Investments*:
Municipal Bonds	$—	$149,497,474	$—	$149,497,474
Short-Term Investments:
Money Market Funds	1,919,582	—	—	1,919,582
Total	$1,919,582	$149,497,474	$—	$151,417,056
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2014, the Funds did not have any transactions in self-deposited inverse floaters and/or externally-deposited inverse floaters.

78	Nuveen Investments

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 11/30/2014		Year Ended 5/31/2014
Minnesota Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,269,539	$13,305,339	2,150,102	$22,158,961
Class C	276,607	2,880,539	102,694	1,058,079
Class C1 – exchanges	66	690	6,768	69,320
Class C2	3,565	37,014	225,667	2,300,130
Class I	2,068,975	21,552,367	2,781,911	28,430,444
Shares issued to shareholders due to reinvestment of distributions:
Class A	95,166	999,789	175,051	1,799,955
Class C	2,867	29,971	420	4,356
Class C1	3,279	34,546	8,075	83,165
Class C2	9,379	98,142	21,128	216,168
Class I	37,044	387,231	50,223	513,108
	3,766,487	39,325,628	5,522,039	56,633,686
Shares redeemed:
Class A	(1,256,561)	(13,158,085)	(2,008,275)	(20,599,301)
Class C	(8,514)	(88,750)	(2,200)	(22,776)
Class C1	(38,148)	(400,900)	(104,465)	(1,073,549)
Class C2	(47,886)	(500,385)	(315,370)	(3,209,497)
Class I	(858,799)	(8,965,112)	(6,267,033)	(63,800,259)
	(2,209,908)	(23,113,232)	(8,697,343)	(88,705,382)
Net increase (decrease)	1,556,579	$16,212,396	(3,175,304)	$(32,071,696)

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/2014		Year Ended 5/31/2014
Minnesota	Shares	Amount	Shares	Amount
Shares sold:
Class A	727,624	$8,525,165	1,288,452	$14,454,975
Class C	216,597	2,530,139	111,289	1,268,646
Class C1 – exchanges	1,007	11,737	2,443	27,242
Class C2	2,999	35,204	110,375	1,232,580
Class I	1,297,875	15,160,372	1,300,089	14,558,861
Shares issued to shareholders due to reinvestment of distributions:
Class A	164,379	1,923,771	406,108	4,544,281
Class C	2,945	34,497	493	5,692
Class C1	17,962	209,322	46,772	521,014
Class C2	14,672	171,721	41,332	462,337
Class I	27,155	317,924	46,377	518,533
	2,473,215	28,919,852	3,353,730	37,594,161
Shares redeemed:
Class A	(1,080,094)	(12,618,998)	(3,394,828)	(37,833,422)
Class C	(3,860)	(45,314)	(4,959)	(56,399)
Class C1	(72,979)	(843,751)	(433,604)	(4,829,436)
Class C2	(152,724)	(1,777,711)	(498,561)	(5,570,309)
Class I	(418,473)	(4,885,967)	(3,150,499)	(35,069,994)
	(1,728,130)	(20,171,741)	(7,482,451)	(83,359,560)
Net increase (decrease)	745,085	$8,748,111	(4,128,721)	$(45,765,399)

	Six Months Ended 11/30/2014		Year Ended 5/31/2014
Nebraska	Shares	Amount	Shares	Amount
Shares sold:
Class A	111,920	$1,201,888	173,830	$1,802,032
Class C	32,433	346,537	16,145	169,221
Class C1 – exchanges	53	562	116	1,179
Class C2	75	814	90,607	928,259
Class I	189,739	2,038,363	231,279	2,390,724
Shares issued to shareholders due to reinvestment of distributions:
Class A	31,779	341,709	79,463	817,686
Class C	325	3,491	42	438
Class C1	3,262	34,810	7,937	81,069
Class C2	5,253	56,516	16,429	168,932
Class I	11,582	124,570	34,815	358,579
	386,421	4,149,260	650,663	6,718,119
Shares redeemed:
Class A	(245,196)	(2,627,847)	(934,443)	(9,537,832)
Class C	(60)	(640)	(19)	(197)
Class C1	(13,316)	(141,754)	(84,953)	(866,076)
Class C2	(47,539)	(508,030)	(443,051)	(4,547,662)
Class I	(321,441)	(3,428,501)	(1,201,321)	(12,369,856)
	(627,552)	(6,706,772)	(2,663,787)	(27,321,623)
Net increase (decrease)	(241,131)	$(2,557,512)	(2,013,124)	$(20,603,504)

80	Nuveen Investments

	Six Months Ended 11/30/2014		Year Ended 5/31/2014
Oregon Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	480,323	$4,974,709	937,271	$9,508,175
Class C	88,995	916,775	53,807	550,732
Class C2	130	1,347	203,948	2,057,461
Class I	1,448,420	15,028,168	964,857	9,814,640
Shares issued to shareholders due to reinvestment of distributions:
Class A	57,331	594,522	125,282	1,272,776
Class C	822	8,478	110	1,125
Class C2	10,175	105,195	24,807	251,143
Class I	23,743	246,391	36,183	367,776
	2,109,939	21,875,585	2,346,265	23,823,828
Shares redeemed:
Class A	(530,540)	(5,478,078)	(2,194,436)	(22,221,275)
Class C	(12,216)	(126,173)	(988)	(10,112)
Class C2	(147,641)	(1,523,323)	(700,401)	(7,069,278)
Class I	(538,243)	(5,580,001)	(3,709,297)	(37,585,153)
	(1,228,640)	(12,707,575)	(6,605,122)	(66,885,818)
Net increase (decrease)	881,299	$9,168,010	(4,258,857)	$(43,061,990)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the six months ended November 30, 2014, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$29,021,572	$23,738,825	$7,378,729	$15,323,228
Sales and maturities	10,260,572	13,457,146	10,341,590	7,167,038

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Cost of investments	$255,738,598	$200,140,959	$53,662,311	$142,025,402
Gross unrealized:
Appreciation	$17,121,427	$18,149,336	$3,764,173	$9,429,893
Depreciation	(40,067)	(54,985)	(13,208)	(38,239)
Net unrealized appreciation (depreciation) of investments	$17,081,360	$18,094,351	$3,750,965	$9,391,654

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2014, the Funds’ last tax year end, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Capital paid-in	$—	$—	$—	$2
Undistributed (Over-distribution of) net investment income	5,865	(13,349)	(31,032)	(1,079)
Accumulated net realized gain (loss)	(5,865)	13,349	31,032	1,077

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ last tax year end, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$949,363	$592,919	$—	$358,985
Undistributed net ordinary income[2]	—	—	73,598	68,340
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2014 through May 31, 2014 and paid on June 2, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$8,190,118	$8,039,302	$2,096,287	$4,568,666
Distributions from net ordinary income[2]	126,897	211,734	115,522	—
Distributions from net long-term capital gains	320,180	688,918	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Expiration:
May 31, 2017	$—	$—	$199,025	$—
May 31, 2018	—	—	36,230	—
Not subject to expiration	560,283	5,152,998	1,977,541	1,351,021
Total	$560,283	$5,152,998	$2,212,796	$1,351,021

The Funds have elected to defer late-year loses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Post-October capital losses[3]	$129,826	$1,113,871	$76,672	$446,271
Late-year ordinary losses[4]	—	—	—	—
[3]	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through May 31, 2014, and specified losses incurred from November 1, 2013 through May 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The

Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

82	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.3500%
For the next $125 million	0.3375
For the next $250 million	0.3250
For the next $500 million	0.3125
For the next $1 billion	0.3000
For net assets over $2 billion	0.2750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2014, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Minnesota Intermediate	0.1913%
Minnesota	0.1876
Nebraska	0.1872
Oregon Intermediate	0.1960

The Adviser has agreed to waive fees and/or reimburse expenses of Nebraska through September 30, 2016 so that total annual Fund operating expenses (excluding acquired fund fees and expenses), do not exceed 0.90%, 1.70%, 1.35%, 1.45% and 0.70% for Class A, Class C, Class C1, Class C2 and Class I Shares, respectively.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected	$63,498	$83,828	$35,798	$14,513
Paid to financial intermediaries	53,453	71,274	30,793	11,457

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances	$43,238	$26,219	$3,395	$9,196

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C, Class C1 and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained	$16,477	$12,496	$3,387	$9,921

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2014, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained	$—	$729	$—	$393

84	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	85

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

86	Nuveen Investments

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-FTFI-1114D        5390-INV-B01/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 5, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 5, 2015